CMBS NEW ISSUE TERM SHEET

$1,051,930,069 (APPROXIMATE OFFERED CERTIFICATES)

$1,138,760,562 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2004-2
OFFERED CLASSES A-1, A-2, A-3, A-4, A-5, XP, B, C, D AND E CERTIFICATES

BANK OF AMERICA, N.A.
MORTGAGE LOAN SELLER

BEAR STEARNS COMMERCIAL MORTGAGE, INC.
MORTGAGE LOAN SELLER

BANK OF AMERICA, N.A.
MASTER SERVICER

MIDLAND LOAN SERVICES, INC.
SPECIAL SERVICER

MARCH 2004

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, BEAR, STEARNS & CO. INC., GOLDMAN, SACHS & CO. AND WACHOVIA CAPITAL MARKETS, LLC (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. NONE OF THE UNDERWRITERS NOR ANY OF THEIR AFFILIATES HAS CONDUCTED ANY INDEPENDENT REVIEW OF THE INFORMATION CONTAINED HEREIN, AND NONE OF THE UNDERWRITERS NOR ANY OF THEIR AFFILIATES REPRESENT THAT SUCH INFORMATION IS ACCURATE OR COMPLETE AND THE INFORMATION SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, AS AMENDED INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. EACH OF THE UNDERWRITERS IS ACTING AS AN UNDERWRITER AND NOT ACTING AS AN AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


Sole Bookrunner and Co-Lead Manager                         Co-Lead Manager
  BANC OF AMERICA SECURITIES LLC                       BEAR, STEARNS & CO. INC.

                                  -------------

        GOLDMAN, SACHS & CO.                              WACHOVIA SECURITIES

                                TABLE OF CONTENTS

Transaction Structure
   Structure Overview ....................................................  1
   Structure Schematic ...................................................  2
   Transaction Terms .....................................................  3
   Contact Information ...................................................  6

Mortgage Pool Characteristics
   General Characteristics ...............................................  7
   Property Type .........................................................  8
   Property Location .....................................................  9
   Mortgage Pool Characteristics ......................................... 10
   Prepayment Provision Based on Outstanding Principal Balance ........... 11

Ten Largest Mortgage Loans
   PPG Place ............................................................. 13
   Eden Prairie Mall ..................................................... 19
   Broward Financial Center .............................................. 27
   Prince Kuhio Plaza .................................................... 33
   104 West 40th Street .................................................. 39
   Evergreen Portfolio C ................................................. 44
   MHC Portfolio -- Waterford Estates .................................... 50
   MHC Portfolio -- Lake Fairways Country Club ........................... 55
   MHC Portfolio -- The Meadows at Countrywood (cross-collateralized) .... 58
   MHC Portfolio -- The Lakes at Countrywood (cross-collateralized) ...... 61
   1995 Broadway ......................................................... 64

Additional Mortgage Loan Information ..................................... 70

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

         EXPECTED                      APPROX.
          RATINGS                        % OF
        ----------                     INITIAL       APPROX.      WEIGHTED     PRINCIPAL          ASSUMED
         MOODY'S/    CERTIFICATE         POOL        CREDIT        AVERAGE      WINDOW             FINAL
CLASS       S&P      BALANCE (1)     BALANCE (1)     SUPPORT   LIFE (YRS) (2)  (MOS) (2)   DISTRIBUTION DATE (2)     RATE TYPE
----------------------------------------------------------------------------------------------------------------------------------
   A-1    Aaa/AAA   $117,783,000      10.343%        14.250%        3.500           1-57         01/10/2009                Fixed
----------------------------------------------------------------------------------------------------------------------------------
   A-2    Aaa/AAA   $195,500,000      17.168%        14.250%        4.871          57-61         05/10/2009                Fixed
----------------------------------------------------------------------------------------------------------------------------------
   A-3    Aaa/AAA   $283,402,000      24.887%        14.250%        6.610          61-81         01/10/2011                Fixed
----------------------------------------------------------------------------------------------------------------------------------
   A-4    Aaa/AAA   $125,682,000      11.037%        14.250%        7.087         81-107         03/10/2013                Fixed
----------------------------------------------------------------------------------------------------------------------------------
   A-5    Aaa/AAA   $254,120,181      22.316%        14.250%        9.643        107-118         02/10/2014                Fixed
----------------------------------------------------------------------------------------------------------------------------------
    XP    Aaa/AAA      TBD(6)           N/A            N/A           N/A           N/A             TBD(6)        Variable Rate(6)
----------------------------------------------------------------------------------------------------------------------------------
    B     Aa2/AA    $ 27,045,564       2.375%        11.875%        9.827        118-119         03/10/2014              Fixed(3)
----------------------------------------------------------------------------------------------------------------------------------
    C     Aa3/AA-   $ 12,811,056       1.125%        10.750%        9.906        119-119         03/10/2014              Fixed(3)
----------------------------------------------------------------------------------------------------------------------------------
    D      A2/A     $ 24,198,662       2.125%         8.625%        9.906        119-119         03/10/2014              Fixed(3)
----------------------------------------------------------------------------------------------------------------------------------
    E      A3/A-    $ 11,387,606       1.000%         7.625%        9.906        119-119         03/10/2014              Fixed(3)
----------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

          EXPECTED                        APPROX.
          RATINGS                           % OF                                                  ASSUMED
        -----------                       INITIAL      APPROX.       WEIGHTED      PRINCIPAL       FINAL
          MOODY'S/     CERTIFICATE          POOL        CREDIT        AVERAGE        WINDOW    DISTRIBUTION
CLASS       S&P        BALANCE (1)      BALANCE (1)    SUPPORT    LIFE (YRS) (2)   (MOS) (2)     DATE (2)        RATE TYPE
------------------------------------------------------------------------------------------------------------------------------
    F    Baa1/BBB+   $   15,657,957      1.375%         6.250%      10.140           119-137     09/10/2015              Fixed(3)
------------------------------------------------------------------------------------------------------------------------------
    G     Baa2/BBB   $    9,964,155      0.875%         5.375%      11.438           137-139     11/10/2015              Fixed(3)
------------------------------------------------------------------------------------------------------------------------------
    H    Baa3/BBB-   $   15,657,958      1.375%         4.000%      11.572           139-139     11/10/2015                WAC(4)
------------------------------------------------------------------------------------------------------------------------------
    J     Ba1/BB+    $    4,270,352      0.375%         3.625%      11.572           139-139     11/10/2015              Fixed(5)
------------------------------------------------------------------------------------------------------------------------------
    K      Ba2/BB    $    5,693,803      0.500%         3.125%      11.572           139-139     11/10/2015              Fixed(5)
------------------------------------------------------------------------------------------------------------------------------
    L     Ba3/BB-    $    5,693,803      0.500%         2.625%      11.572           139-139     11/10/2015              Fixed(5)
------------------------------------------------------------------------------------------------------------------------------
    M      B1/B+     $    7,117,253      0.625%         2.000%      11.572           139-139     11/10/2015              Fixed(5)
------------------------------------------------------------------------------------------------------------------------------
    N       B2/B     $    2,846,901      0.250%         1.750%      11.572           139-139     11/10/2015              Fixed(5)
------------------------------------------------------------------------------------------------------------------------------
    O      B3/B-     $    2,846,901      0.250%         1.500%      11.572           139-139     11/10/2015              Fixed(5)
------------------------------------------------------------------------------------------------------------------------------
    P      NR/NR     $   17,081,410      1.500%         0.000%      11.811           139-177     01/10/2019              Fixed(5)
------------------------------------------------------------------------------------------------------------------------------
    XC    Aaa/AAA    $1,138,760,562         N/A           N/A          N/A            N/A          N/A           Variable Rate(6)
------------------------------------------------------------------------------------------------------------------------------

(1)   Subject to a variance of plus or minus 10%.

(2) As of the Cut-off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and/or ARD date and the other assumptions set forth under "Yield and Maturity Considerations -- Yield Considerations" in the prospectus supplement.

(3) The Class B, Class C, Class D, Class E, Class F and Class G Certificates will accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate, (iii) the Weighted Average Net Mortgage Rate or (iv) the Weighted Average Net Mortgage Rate less a specified percentage.

(4) The Class H Certificates will accrue interest at the Weighted Average Net Mortgage Rate less a specified percentage. See "Description of the Certificates -- Pass-Through Rates" in the prospectus supplement.

(5) The Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates will accrue interest at a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate.

(6) The Class XC and Class XP Certificates will not have Certificate Balances and their holders will not receive distributions of principal, but these holders are entitled to receive payments of the aggregate interest accrued on the Notional Amount of the Class XC and Class XP Certificates as described in the prospectus supplement.


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC*
--------------------------------------------------------------------------------


                                             Class XC (1), XP

     Class A-1        Aaa/AA                                      $117.78 MM
                      10.343%

     Class A-2        Aaa/AAA                                     $195.50 MM
                      17.168%

     Class A-3        Aaa/AAA                                     $283.40 MM
                      24.887%

     Class A-4        Aaa/AAA                                     $125.68 MM
                      11.037%

     Class A-5        Aaa/AAA                                     $254.12 MM
                      22.316%

       Class B        Aa2/AA                                      $27.05 MM
                      2.375%

       Class C        Aa3/AA-                                     $12.81 MM
                      1.126%

       Class D        A2/A                                        $24.20 MM
                      2.126%

       Class E        A3/A-                                       $11.39 MM
                      1.000%

    Class F(1)        Baa1/BBB+                                   $15.66 MM
                      1.376%

    Class G(1)        Baa2/BBB                                    $9.96 MM
                      0.876%

    Class H(1)        Baa3/BBB-                                   $15.66 MM
                      1.376%

    Class J(1)        Ba1/BB+                                     $4.27 MM
                      0.376%

    Class K(1)        Ba2/BB                                      $5.69 MM
                      0.500%

    Class L(1)        Ba3/BB-                                     $5.69 MM
                      0.500%

    Class M(1)        B1/B+                                       $7.12 MM
                      0.625%

    Class N(1)        B2/B                                        $2.85 MM
                      0.250%

    Class O(1)        B3/B-                                       $2.85 MM
                      0.250%

    Class P(1)        NR/NR                                       $17.08 MM
                      1.500%


---------------
* Classes are not drawn to scale. Percentages are approximate percentages of the Mortgage Pool balance as of the Cut-off Date.

(1)   Offered privately pursuant to Rule 144A and Regulation S.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------

TRANSACTION TERMS

--------------------------------------------------------------------------------
     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED MARCH 2004.

ISSUE TYPE          Sequential pay REMIC. Class A-1, A-2, A-3, A-4 and Class
                    A-5 Certificates (together, the "Class A Certificates"), and Class XP, B, C, D and E Certificates (together with the
                    Class A Certificates, the "Offered Certificates") are offered publicly.

CUT-OFF DATE        All Mortgage Loan characteristics are based on balances as of the Cut-off Date, which is April 1, 2004 for all of the Mortgage Loans except for 1 Mortgage Loan representing 4.1% of the Initial Pool Balance, which is April 10, 2004. All percentages presented herein are approximate.

MORTGAGE POOL       The Mortgage Pool consists of 95 Mortgage Loans (the
                    "Mortgage Loans") with an aggregate balance as of the Cut-off Date of $1,138,760,562 (the "Initial Pool
                    Balance"). The Mortgage Loans are secured by 105 properties
                    (the "Mortgaged Properties") located throughout 28 states.

DEPOSITOR           Banc of America Commercial Mortgage Inc.

MORTGAGE LOAN
SELLERS             Bank of America, N.A. and Bear Stearns Commercial Mortgage,
                    Inc.

UNDERWRITERS        Banc of America Securities LLC and Bear, Stearns & Co. Inc.
                    are acting as co-lead managers. Banc of America Securities
                    LLC is acting as sole bookrunner with respect to all Classes of Offered Certificates. Goldman, Sachs & Co. and
                    Wachovia Capital Markets, LLC are acting as co-managers.

TRUSTEE             LaSalle Bank National Association.

FISCAL AGENT        ABN AMRO Bank N.V.

MASTER SERVICER     Bank of America, N.A.

SPECIAL SERVICER    Midland Loan Services, Inc.

RATING AGENCIES     Standard and Poor's Ratings Services, a division of The
                    McGraw-Hill Companies, Inc., ("S&P") and Moody's Investors
                    Service, Inc. ("Moody's").

DENOMINATIONS       $10,000 minimum for Class A Certificates, $1,000,000
                    minimum for Class XP Certificates and $100,000 minimum for all other Offered Certificates.

SETTLEMENT DATE     On or about April   , 2004.

SETTLEMENT TERMS    Book-entry through DTC for all Offered Certificates.


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

DISTRIBUTION DATE             The 10th day of each month, or if such 10th day is
                              not a business day, the next succeeding business day, commencing with respect to the Offered
                              Certificates in May 2004.

DETERMINATION DATE            For any Distribution Date, the earlier of (i) the
                              sixth day of the month in which the related
                              Distribution Date occurs, or if such sixth day is not a Business Day, then the immediately preceding
                              Business Day, and (ii) the fourth Business Day prior to the related Distribution Date.

INTEREST DISTRIBUTIONS        Each Class of Offered Certificates will be
                              entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate
                              Balance of such Class during the prior calendar month. Interest will be distributed on each Distribution Date in sequential order of class designations with the Class A-1, Class A-2, Class
                              A-3, Class A-4, Class A-5, Class XC and Class XP
                              Certificates ranking pari passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONS       Principal will be distributed on each Distribution
                              Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical and numerical Class designation until its Certificate
                              Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class
                              P Certificates are reduced to zero but if any two or more of Class A-1, Class A-2, Class A-3, Class
                              A-4 and/or Class A-5 Certificates remain outstanding, payments of principal to the outstanding Class A-1, Class A-2, Class A-3, Class
                              A-4 and Class A-5 Certificates will be made on a pro rata basis.

LOSSES To be applied first to Class P, then to the next most subordinate Class of Sequential Pay Certificates, etc.

PREPAYMENT PREMIUMS           The manner in which any prepayment premiums
                              received during a particular Collection Period will be allocated to one or more of the Classes of Offered Certificates is described in the "Description of the Certificates -- Distributions
                              -- Distributions of Prepayment Premiums" in the prospectus supplement.

ADVANCES Subject to certain limitations, including, but not limited to, a recoverability determination, the Master Servicer will be required to advance certain principal, interest and other expenses. In the event that the Master Servicer fails to make such advances, the Trustee or Fiscal Agent will be required to do so.

APPRAISAL REDUCTIONS          Following the occurrence of: (1) any Mortgage Loan
                              becoming a Modified Mortgage Loan; (2) any Monthly
                              Payment with respect to any Mortgage Loan remains unpaid for 60 days past the Due Date for such payments; (3) the passage of 60 days after the Special Servicer receives notice that the mortgagor under such Mortgage Loan becomes the subject of bankruptcy, insolvency or similar proceedings, which remain undischarged and undismissed; (4) the passage of 60 days after the Special

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                              Servicer receives notice that a receiver or similar official is appointed with respect to the related Mortgaged Property; or (5) the related Mortgaged Property becoming an REO Property, the Special Servicer will obtain an appraisal on the property. Advances of delinquent interest on the most subordinate class or classes will be reduced to the extent of the interest on the Appraisal Reduction Amount. The Appraisal Reduction Amount will generally be equal to the difference between
                              (a) the scheduled balance of the Mortgage Loan plus any unpaid advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraised value of the Mortgaged Property.

OPTIONAL TERMINATION          The Master Servicer, the Special Servicer, and
                              certain Certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated
                              Principal Balance of the Mortgage Loans then outstanding is less than 1% of the initial aggregate pool balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans
                              (or fair market value in the case of REO
                              Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

CONTROLLING CLASS             The most subordinate Class of Sequential Pay
                              Certificates with an outstanding Certificate
                              Balance at least equal to 25% of its initial
                              Certificate Balance (or, if no such Class satisfies such criteria, the Class of Sequential
                              Pay Certificates with the then largest outstanding
                              Class principal balance).

ERISA The Offered Certificates are expected to be ERISA eligible.

SMMEA The Offered Certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                   BEAR, STEARNS & CO. INC.
Bill Hale                                        Craig Sedmak
(704) 388-1597 (Phone)                           (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                             (917) 849-0223 (Fax)
bill.e.hale@bankofamerica.com                    csedmak@bear.com

Geordie Walker                                   Tim Koltermann
(704) 388-1597 (Phone)                           (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                             (917) 849-0223 (Fax)
geordie.r.walker@bankofamerica.com               tkoltermann@bear.com

Chuck Mather                                     Jignesh Patel
(704) 388-1597 (Phone)                           (212) 272-6184 (Phone)
(704) 388-9677 (Fax)                             (917) 849-0223 (Fax)
charles.mather@bankofamerica.com                 jignesh.patel@bear.com


GOLDMAN, SACHS & CO.                             WACHOVIA SECURITIES
Rolf Edwards                                     Bob Ricci
(212) 902-5637 (Phone)                           (704) 715-1235 (Phone)
(212) 346-3594 (Fax)                             (704) 383-8777 (Fax)
rolf.edwards@gs.com                              bob.ricci@wachovia.com

Scott Wisenbaker                                 Scott Fuller
(212) 902-2858 (Phone)                           (704) 715-1235 (Phone)
(212) 346-3594 (Fax)                             (704) 383-8777 (Fax)
scott.wisenbaker@gs.com                          scott.fuller@wachovia.com



This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS                                                                      MORTGAGE POOL
Number of Mortgage Loans .................................................................              95
Number of Mortgaged Properties ...........................................................             105
Aggregate Balance of all Mortgage Loans ..................................................  $1,138,760,562
Number of Balloon Payment Mortgage Loans(1) ..............................................              76
Aggregate Balance of Balloon Payment Mortgage Loans(1) ...................................   $ 930,471,134
Number of Anticipated Repayment Date Mortgage Loans(2) ...................................               1
Aggregate Balance of Anticipated Repayment Date Mortgage Loans ...........................   $  19,577,000
Number of Fully Amortizing Mortgage Loans ................................................               1
Aggregate Balance of Fully Amortizing Mortgage Loans .....................................   $   3,560,428
Number of Interest Only Mortgage Loans ...................................................              18
Aggregate Balance of Interest Only Mortgage Loans ........................................   $ 185,152,000
Minimum Balance ..........................................................................   $   1,100,000
Maximum Balance ..........................................................................   $ 115,704,055
Average Balance ..........................................................................   $  11,986,953
Number of Cross-Collateralized and Cross-Defaulted Loan Pools ............................               4
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted Mortgage Loans ...   $  28,015,043
Weighted Average LTV Ratio ...............................................................           68.5%
Maximum LTV Ratio ........................................................................           80.4%
Minimum LTV Ratio ........................................................................           44.5%
Weighted Average DSCR ....................................................................           1.71x
Maximum DSCR .............................................................................           3.20x
Minimum DSCR .............................................................................           1.20x
Weighted Average LTV at Maturity or Anticipated Repayment Date(3) ........................           61.2%
Range of Mortgage Loan Interest Rates ....................................................   3.452%-6.836%
Weighted average Mortgage Loan Interest Rate .............................................          5.374%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months) ...............       53 -- 177
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) .......              93

(1) Excludes mortgage loans that are Interest Only for their full term, Fully Amortizing mortgage loans and the Anticipated Repayment Date Mortgage Loan.

(2) The Anticipated Repayment Date Mortgage Loan is also an Interest Only Mortgage Loan.

(3)   Excludes the mortgage loans that are fully amortizing.

* The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------


                     MORTGAGED PROPERTIES BY PROPERTY TYPE

Office                     39.2%
Retail                     37.3%
Multifamily                10.0%
Manufactured Housing        8.9%
Self Storage                3.4%
Industrial                  0.6%
Hotel                       0.5%

PROPERTY TYPE



                                                                           WEIGHTED
                          NUMBER OF         AGGREGATE           % OF        AVERAGE
                          MORTGAGED      CUT-OFF DATE   INITIAL POOL   UNDERWRITING
PROPERTY TYPE            PROPERTIES           BALANCE        BALANCE           DSCR
-----------------------------------------------------------------------------------
Office                       26        $  446,801,180           39.2%        1.67x
-----------------------------------------------------------------------------------
Retail                       40           424,785,434           37.3         2.00x
-----------------------------------------------------------------------------------
 Anchored                    32           396,658,397           34.8         2.04x
-----------------------------------------------------------------------------------
 Unanchored                   7            25,133,074            2.2         1.43x
-----------------------------------------------------------------------------------
 Shadow Anchored              1             2,993,963            0.3         1.43x
-----------------------------------------------------------------------------------
Multifamily                  21           113,466,258           10.0         1.38x
-----------------------------------------------------------------------------------
Manufactured Housing          6           101,421,092            8.9         1.22x
-----------------------------------------------------------------------------------
Self Storage                 10            38,979,775            3.4         1.39x
-----------------------------------------------------------------------------------
Industrial                    1             7,328,613            0.6         1.26x
-----------------------------------------------------------------------------------
Hotel                         1             5,978,211            0.5         1.57x
-----------------------------------------------------------------------------------
TOTAL/WTD AVG               105        $1,138,760,562          100.0%        1.71X
-----------------------------------------------------------------------------------

                                                    WEIGHTED                     WEIGHTED
                                      MIN/MAX        AVERAGE          MIN/MAX     AVERAGE
                                 UNDERWRITING   CUT-OFF DATE     CUT-OFF DATE    MORTGAGE
PROPERTY TYPE                            DSCR      LTV RATIO        LTV RATIO        RATE
-----------------------------------------------------------------------------------------
Office                            1.20x/2.19x       67.7%          54.7%/79.9%      5.558%
-----------------------------------------------------------------------------------------
Retail                            1.20x/3.20x       65.0%          48.0%/80.4%      4.991%
-----------------------------------------------------------------------------------------
 Anchored                         1.26x/3.20x       64.5%          48.0%/80.4%      4.939%
-----------------------------------------------------------------------------------------
 Unanchored                       1.20x/2.63x       71.5%          48.5%/77.5%      5.684%
-----------------------------------------------------------------------------------------
 Shadow Anchored                  1.43x/1.43x       74.8%          74.8%/74.8%      5.960%
-----------------------------------------------------------------------------------------
Multifamily                       1.25x/1.58x       74.5%          44.5%/80.0%      5.131%
-----------------------------------------------------------------------------------------
Manufactured Housing              1.20x/1.34x       79.3%          78.7%/80.0%      6.140%
-----------------------------------------------------------------------------------------
Self Storage                      1.27x/1.62x       70.3%          59.4%/77.3%      5.823%
-----------------------------------------------------------------------------------------
Industrial                        1.26x/1.26x       75.9%          75.9%/75.9%      5.875%
-----------------------------------------------------------------------------------------
Hotel                             1.57x/1.57x       69.5%          69.5%/69.5%      6.836%
-----------------------------------------------------------------------------------------
TOTAL/WTD AVG                     1.20X/3.20x       68.5%          44.5%/80.4%      5.374%
-----------------------------------------------------------------------------------------

* The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------


Pennsylvania       Maryland            Missouri             Oregon
2 properties       1 property          4 properties         1 property
$127,680,136       $17,200,000         $25,380,675          $10,355,000
11.2% of total     1.5% of total       2.2% of total        0.9% of total

New York           Virginia            Texas                Washington
19 properties      4 properties        3 properties         3 properties
$133,214,738       $36,244,683         $35,506,150          $20,241,520
11.7% of total     3.2% of total       3.1% of total        1.8% of total

New Hampshire      North Carolina      Colorado             Utah
3 properties       2 properties        1 property           1 property
$16,375,201        $9,346,125          $3,353,384           $8,467,129
1.4% of total      0.8% of total       0.3% of total        0.7% of total

Massachusetts      South Carolina      Arizona              Minnesota
2 properties       3 properties        1 property           2 properties
$34,800,147        $15,000,000         $24,654,705          $105,000,000
3.1% of total      1.3% of total       2.2% of total        9.2% of total

Connecticut        Georgia             Hawaii               Wisconsin
7 properties       5 properties        1 property           1 property
$34,630,704        $28,885,000         $42,000,000          $4,037,850
3.0% of total      2.5% of total       3.7% of total        0.4% of total

New Jersey         Florida             California           Illinois
6 properties       10 properties       14 properties        1 property
$62,231,918        $144,082,507        $126,438,611         $6,177,540
5.5% of total      12.7% of total      11.1% of total       0.5% of total

Delaware           Tennessee           Nevada               Indiana
2 properties       4 properties        1 property           1 property
$33,993,930        $20,934,117         $9,731,114           $2,797,679
3.0% of total      1.8% of total       0.9% of total        0.2% of total


                      MORTGAGED PROPERTIES BY PROPERTY TYPE

                      Office                     39.2%
                      Retail                     37.3%
                      Multifamily                10.0%
                      Manufactured Housing        8.9%
                      Self Storage                3.4%
                      Industrial                  0.6%
                      Hotel                       0.5%

< 1.0% of Initial Pool Balance
< 1.1%-5.0% of Initial Pool Balance
< 5.1%-10.0% of Initial Pool Balance
> 10.0% of Initial Pool Balance


                                PROPERTY LOCATION

                                                                            WEIGHTED         WEIGHTED      WEIGHTED
                     NUMBER OF           AGGREGATE                           AVERAGE          AVERAGE       AVERAGE
                     MORTGAGED        CUT-OFF DATE     % OF INITIAL     UNDERWRITING     CUT-OFF DATE      MORTGAGE
STATES              PROPERTIES             BALANCE     POOL BALANCE             DSCR        LTV RATIO          RATE
-------------------------------------------------------------------------------------------------------------------
Florida                 10        $  144,082,507          12.7%           1.57x            74.9%            5.589%
-------------------------------------------------------------------------------------------------------------------
New York                19           133,214,738          11.7            1.38x            74.2%            5.486%
-------------------------------------------------------------------------------------------------------------------
Pennsylvania             2           127,680,136          11.2            2.07x            57.5%            5.569%
-------------------------------------------------------------------------------------------------------------------
California              14           126,438,611          11.1            1.45x            69.3%            5.548%
-------------------------------------------------------------------------------------------------------------------
 Southern+               9            66,811,310           5.9            1.40x            68.5%            5.478%
-------------------------------------------------------------------------------------------------------------------
 Northern+               5            59,627,300           5.2            1.50x            70.3%            5.628%
-------------------------------------------------------------------------------------------------------------------
Minnesota                2           105,000,000           9.2            1.64x            67.6%            4.807%
-------------------------------------------------------------------------------------------------------------------
New Jersey               6            62,231,918           5.5            1.71x            67.5%            5.275%
-------------------------------------------------------------------------------------------------------------------
Hawaii                   1            42,000,000           3.7            2.07x            66.1%            3.452%
-------------------------------------------------------------------------------------------------------------------
Virginia                 4            36,244,683           3.2            1.99x            65.6%            5.264%
-------------------------------------------------------------------------------------------------------------------
Texas                    3            35,506,150           3.1            1.91x            69.1%            5.146%
-------------------------------------------------------------------------------------------------------------------
Massachusetts            2            34,800,147           3.1            1.33x            78.7%            5.956%
-------------------------------------------------------------------------------------------------------------------
Others                  42           291,561,672          25.6%           1.86x            67.2%            5.528%
-------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG          105        $1,138,760,562         100.0%           1.71X            68.5%            5.374%


-THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 28 STATES.

* The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

+ Northern California properties have a zip code greater than or equal to 93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------------------------
                                        NO. OF        AGGREGATE
                                      MORTGAGE     CUT-OFF DATE       % OF
                                         LOANS      BALANCE ($)       POOL
--------------------------------------------------------------------------------
 $1,100,000 -- $1,999,999                    8       13,052,692        1.1
 $2,000,000 -- $2,999,999                    8       21,266,422        1.9
 $3,000,000 -- $3,999,999                   14       50,560,252        4.4
 $4,000,000 -- $4,999,999                    6       25,832,868        2.3
 $5,000,000 -- $7,499,999                   16       99,373,522        8.7
 $7,500,000 -- $9,999,999                   11      101,243,187        8.9
 $10,000,000 -- $14,999,999                 10      118,418,496       10.4
 $15,000,000 -- $19,999,999                  9      162,833,661       14.3
 $20,000,000 -- $29,999,999                  5      124,661,680       10.9
 $30,000,000 -- $49,999,999                  6      218,813,728       19.2
 $50,000,000 -- $99,999,9999                 1       87,000,000        7.6
 $100,00,000 -- $115,704,055                 1      115,704,055       10.2
--------------------------------------------------------------------------------
 TOTAL                                      95    1,138,760,562        100
--------------------------------------------------------------------------------
Min: $1,100,000     Max: $115,704,055   Average: $11,986,953
--------------------------------------------------------------------------------


STATE
--------------------------------------------------------------------------------
                                      NO. OF       AGGREGATE
                                   MORTGAGED    CUT-OFF DATE     % OF
                                  PROPERTIES     BALANCE ($)     POOL
--------------------------------------------------------------------------------
 Florida                                  10     144,082,507     12.7
 New York                                 19     133,214,738     11.7
 Pennsylvania                              2     127,680,136     11.2
 California                               14     126,438,611     11.1
  Northern+                                5      59,627,300      5.2
  Southern+                                9      66,811,310      5.9
 Minnesota                                 2     105,000,000      9.2
 New Jersey                                6      62,231,918      5.5
 Hawaii                                    1      42,000,000      3.7
 Virginia                                  4      36,244,683      3.2
 Texas                                     3      35,506,150      3.1
 Massachusetts                             2      34,800,147      3.1
 Others                                   42     291,561,672     25.6
--------------------------------------------------------------------------------
 TOTAL:                                  105   1,138,760,562    100.0
--------------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------------
                                        NO. OF       AGGREGATE
                                     MORTGAGED    CUT-OFF DATE     % OF
                                    PROPERTIES     BALANCE ($)     POOL
--------------------------------------------------------------------------------
 Office                                     26     446,801,180     39.2
 Retail                                     40     424,785,434     37.3
    Anchored                                32     396,658,397     34.8
    Unanchored                               7      25,133,074      2.2
    Shadow Anchored                          1       2,993,963      0.3
 Multifamily                                21     113,466,258     10.0
 Manufactured Housing                        6     101,421,092      8.9
 Self Storage                               10      38,979,775      3.4
 Industrial                                  1       7,328,613      0.6
 Hotel                                       1       5,978,211      0.5
--------------------------------------------------------------------------------
 TOTAL:                                    105   1,138,760,562    100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                          NO. OF       AGGREGATE
                                        MORTGAGE    CUT-OFF DATE     % OF
                                           LOANS     BALANCE ($)     POOL
--------------------------------------------------------------------------------
 3.452% -- 4.499%                              1      42,000,000      3.7
 4.500% -- 4.749%                              6     132,242,000     11.6
 4.750% -- 4.999%                             20     162,823,052     14.3
 5.000% -- 5.249%                             11      85,928,420      7.5
 5.250% -- 5.499%                             10      92,176,046      8.1
 5.500% -- 5.749%                             14     266,340,252     23.4
 5.750% -- 5.999%                             18     213,105,690     18.7
 6.000% -- 6.249%                             11      73,712,779      6.5
 6.250% -- 6.499%                              3      64,454,113      5.7
 6.500% -- 6.836%                              1       5,978,211      0.5
--------------------------------------------------------------------------------
 TOTAL:                                       95   1,138,760,562    100.0
--------------------------------------------------------------------------------
Min: 3.452%  Max: 6.836%   Wtd Avg:  5.374%


ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------
                                            NO. OF       AGGREGATE
                                          MORTGAGE    CUT-OFF DATE     % OF
                                             LOANS     BALANCE ($)     POOL
--------------------------------------------------------------------------------
 57 -- 83                                       27     260,185,896     22.8
 84 -- 99                                       18     395,018,245     34.7
 100 -- 120                                     44     397,398,337     34.9
 121 -- 179                                      5      82,597,656      7.3
 180                                             1       3,560,428      0.3
--------------------------------------------------------------------------------
 TOTAL:                                         95   1,138,760,562    100.0
--------------------------------------------------------------------------------
Min: 57  Max: 180   Wtd Avg: 96
--------------------------------------------------------------------------------


REMAINING TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------
                                             NO. OF       AGGREGATE
                                           MORTGAGE    CUT-OFF DATE     % OF
                                              LOANS     BALANCE ($)     POOL
--------------------------------------------------------------------------------
 53 -- 59                                        26     218,185,896     19.2
 60 -- 79                                         5     103,547,485      9.1
 80 -- 99                                        14     333,470,760     29.3
 110 -- 119                                      44     397,398,337     34.9
 120 -- 139                                       4      75,816,564      6.7
 140 -- 159                                       1       6,781,092      0.6
 160 -- 177                                       1       3,560,428      0.3
--------------------------------------------------------------------------------
 TOTAL:                                          95   1,138,760,562    100.0
--------------------------------------------------------------------------------
Min: 53  Max: 177   Wtd Avg: 93
--------------------------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY
--------------------------------------------------------------------------------
                                              NO. OF       AGGREGATE
                                            MORTGAGE    CUT-OFF DATE     % OF
                                               LOANS     BALANCE ($)     POOL
--------------------------------------------------------------------------------
 Lockout/Defeasance/Open                          64     930,425,725     81.7
 Lockout/Yield Maintenance/
     Open(1)                                      31     208,334,837     18.3
--------------------------------------------------------------------------------
 TOTAL:                                           95   1,138,760,562    100.0
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
                                            NO. OF       AGGREGATE
                                          MORTGAGE    CUT-OFF DATE     % OF
                                             LOANS     BALANCE ($)     POOL
--------------------------------------------------------------------------------
 44.5% -- 49.9%                                  4      19,891,336      1.7
 50.0% -- 59.9%                                 20     282,546,192     24.8
 60.0% -- 64.9%                                  3      21,290,593      1.9
 65.0% -- 69.9%                                 14     241,108,962     21.2
 70.0% -- 74.9%                                 20     181,579,690     15.9
 75.0% -- 79.9%                                 31     364,927,707     32.0
 80.0% -- 80.4%                                  3      27,416,081      2.4
--------------------------------------------------------------------------------
 TOTAL:                                         95   1,138,760,562    100.0
--------------------------------------------------------------------------------
Min: 44.5%  Max: 80.4%  Wtd Avg: 68.5%
--------------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
--------------------------------------------------------------------------------
                                           NO. OF       AGGREGATE
                                         MORTGAGE    CUT-OFF DATE     % OF
                                            LOANS     BALANCE ($)     POOL
--------------------------------------------------------------------------------
 Fully Amortizing                               1       3,560,428      0.3
 40.7% -- 49.9%                                11      77,393,412      6.8
 50.0% -- 59.9%                                29     447,294,689     39.3
 60.0% -- 64.9%                                15     139,425,476     12.2
 65.0% -- 69.9%                                28     390,158,838     34.3
 70.0% -- 74.1%                                11      80,927,719      7.1
--------------------------------------------------------------------------------
 TOTAL:                                        95   1,138,760,562    100.0
--------------------------------------------------------------------------------
Min: 40.7%(a)   Max: 74.1%(a) Wtd Avg: 61.2%(a)
--------------------------------------------------------------------------------
(a) Excludes the mortgage loans that are fully amortizing.

DEBT SERVICE COVERAGE RATIOS (X)
--------------------------------------------------------------------------------
                                           NO. OF       AGGREGATE
                                         MORTGAGE    CUT-OFF DATE     % OF
                                            LOANS     BALANCE ($)     POOL
--------------------------------------------------------------------------------
 1.20x -- 1.24x                                 9     156,297,849     13.7
 1.25x -- 1.29x                                10      91,571,999      8.0
 1.30x -- 1.34x                                13     151,790,932     13.3
 1.35x -- 1.39x                                 7      61,636,306      5.4
 1.40x -- 1.49x                                22     110,672,770      9.7
 1.50x -- 1.59x                                 9     105,289,451      9.2
 1.60x -- 1.69x                                 2      88,794,830      7.8
 1.70x -- 1.79x                                 2      20,376,341      1.8
 1.80x -- 1.89x                                 1       5,985,000      0.5
 1.90x -- 1.99x                                 1       3,916,123      0.3
 2.00x -- 2.99x                                14     302,878,962     26.6
 3.00x -- 3.20x                                 5      39,550,000      3.5
--------------------------------------------------------------------------------
 TOTAL:                                        95   1,138,760,562    100.0
--------------------------------------------------------------------------------
Min: 1.20x   Max: 3.20x Wtd Avg: 1.71x

* The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

+ Northern California properties have a zip code greater than or equal to 93600. Southern California properties have a zip code less than 93600.

(1) Three mortgage loans representing 2% of the Initial Pool Balance have no lockout period and are prepayable subject to payment of a prepayment for a certain period and then are prepayable thereafter without a prepayment premium.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE


-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT PROVISIONS(1)(2)(3)               APRIL-04     APRIL-05     APRIL-06     APRIL-07     APRIL-08     APRIL-09   APRIL-10
-----------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                               97.95%       97.93%       97.91%       81.36%       79.56%     84.86%     84.67%
Yield Maintenance(4)                              2.05%        2.07%        2.09%       18.64%       18.79%     15.14%     15.33%
Open                                              0.00%        0.00%        0.00%        0.00%        1.65%      0.00%      0.00%
-----------------------------------------------------------------------------------------------------------------------------------
Total                                           100.00%      100.00%      100.00%      100.00%      100.00%    100.00%    100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)        $1,138.76    $1,127.83    $1,115.73    $1,102.27    $1,087.79    $825.58    $812.36
Percent of Mortgage Pool Balance(2)             100.00%       99.04%       97.98%       96.80%       95.52%     72.50%     71.34%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT PROVISIONS(1)(2)(3)    APRIL-11   APRIL-12   APRIL-13    APRIL-14   APRIL-15   APRIL-16   APRIL-17    APRIL-18  APRIL-19
-----------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                  91.39%     91.35%     91.30%    100.00%    100.00%    100.00%    100.00%     100.00%     0.00%
Yield Maintenance(4)                 6.76%      6.80%      6.84%      0.00%      0.00%      0.00%      0.00%       0.00%     0.00%
Open                                 1.85%      1.85%      1.86%      0.00%      0.00%      0.00%      0.00%       0.00%     0.00%
-----------------------------------------------------------------------------------------------------------------------------------
Total                              100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%     100.00%     0.00%
-----------------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in
 millions)                        $433.81    $424.54    $414.65     $74.73     $72.95      $0.91      $0.61       $0.29     $0.00
Percent of Mortgage Pool
 Balance(2)                         38.09%     37.28%     36.41%      6.56%      6.41%      0.08%      0.05%       0.03%     0.00%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (except that the ARD Loan will be repaid on its Anticipated Repayment Date).

(2)   As of the Cut-off Date.

(3)   Numbers may not total 100% due to rounding.

(4) As of the Cut-off Date, 28 Mortgage Loans, representing 16.2% of the initial pool balance, are subject to yield maintenance prepayment provisions after the lockout period. Three Mortgage Loans, representing 2.1% of the initial pool balance, have no lockout period but are subject to yield maintenance prepayment provisions. The remaining Mortgage Loans, representing 81.7% of the initial pool balance, are subject to defeasance after an initial restriction period.

      The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS OR CROSSED POOLS
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans or Crossed Pools in the Mortgage Pool by Cut-off Date Balance:

              TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE*

                                                       % OF
                                        CUT-OFF      INITIAL
                                          DATE         POOL          PROPERTY
LOAN NAME                               BALANCE      BALANCE           TYPE
----------------------------------- --------------- --------- ---------------------
PPG Place .........................  $115,704,055      10.2%  Office
Eden Prairie Mall .................    87,000,000       7.6   Retail
Broward Financial Center ..........    46,500,000       4.1   Office
Prince Kuhio Plaza ................    42,000,000       3.7   Retail
104 West 40th Street ..............    36,467,173       3.2   Office
Evergreen Portfolio C .............    32,432,442       2.8   Office
MHC Portfolio -- Waterford                                    Manufactured
 Estates ..........................    30,953,930       2.7   Housing Communities
MHC Portfolio -- Lake Fairways                                Manufactured
 Country Club .....................    30,460,183       2.7   Housing Communities
MHC Portfolio -- The Lakes at
 Countrywood and The                                          Manufactured
 Meadows at Countrywood** .........    28,015,043       2.5   Housing Communities
1995 Broadway .....................    27,917,752       2.5   Office
                                     ------------      ----
TOTAL / WTD. AVG ..................  $477,450,578      41.9%
                                     ============      ====



                                      CUT-OFF       LTV
                                     DATE LTV      RATIO      UNDERWRITTEN    MORTGAGE
LOAN NAME                              RATIO    AT MATURITY       DSCR          RATE
----------------------------------- ---------- ------------- -------------- -----------
PPG Place .........................     55.1%       50.4%          2.14x        5.523%
Eden Prairie Mall .................     67.2        59.2           1.69         4.670
Broward Financial Center ..........     69.9        69.9           2.19         4.836
Prince Kuhio Plaza ................     66.1        59.6           2.07         3.452
104 West 40th Street ..............     75.2        63.4           1.24         5.684
Evergreen Portfolio C .............     73.2        66.0           1.55         5.570
MHC Portfolio -- Waterford
 Estates ..........................     79.8        69.9           1.20         6.327
MHC Portfolio -- Lake Fairways
 Country Club .....................     78.7        69.0           1.20         6.327
MHC Portfolio -- The Lakes at
 Countrywood and The
 Meadows at Countrywood** .........     79.4        72.8           1.23         5.715
1995 Broadway .....................     79.8        67.6           1.31         5.830
TOTAL / WTD. AVG ..................     68.5%       61.5%        1.73X          5.267%
                                        ====        ====         ======         =====

* The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

** For crossed pools, the information is the sum or weighted average of the information for the mortgage loans in the crossed pool.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                   PPG PLACE
--------------------------------------------------------------------------------



     [GRAPHIC OMITTED: BUILDING FACADE]      [GRAPHIC OMITTED: BUILDING SKYLINE]



        [GRAPHIC OMITTED: LOBBY]                 [GRAPHIC OMITTED: COURTYARD]



This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                   PPG PLACE
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

PPG PLACE
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:      $116,000,000

 FIRST PAYMENT DATE:              February 1, 2004

 TERM/AMORTIZATION:               84/360 months

 SHADOW RATING (S&P/MOODY'S):     AA+/A2

 MATURITY DATE:                   January 1, 2011

 EXPECTED MATURITY BALANCE:       $105,939,516

 BORROWING ENTITY:                Market Associates Limited Partnership

 INTEREST CALCULATION:            Actual/360

 CALL PROTECTION:                 Lockout/defeasance: 78 payments
                                  Open: 6 payments

 UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:         Yes
   TI/LC                          $5,000,000
   IMMEDIATE REPAIR RESERVE:      $734,360

 ONGOING MONTHLY RESERVE:
   TAX/INSURANCE RESERVE:         Yes
   REPLACEMENT RESERVE:           $26,233
   TI/LC:                         $160,000

 LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:          $115,704,055

 CUT-OFF DATE LTV:              55.1%

 MATURITY DATE LTV:             50.4%

 UNDERWRITTEN DSCR*:            2.14x

 MORTGAGE RATE:                 5.523%

* DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:              Office

 PROPERTY SUB-TYPE:          CBD

 LOCATION:                   Pittsburgh, PA

 YEAR BUILT/RENOVATED:       1983/NA

 NET RENTABLE SQUARE FEET:   1,524,435

 CUT-OFF BALANCE PER SF:     $75

 OCCUPANCY AS OF 12/15/03:   89.6%

 OWNERSHIP INTEREST:         Fee

 PROPERTY MANAGEMENT:        Grubb & Ellis Management Services, Inc. and
                             Grubb & Ellis Company

 U/W NET CASH FLOW:          $16,496,042

 APPRAISED VALUE:            $210,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                   PPG PLACE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                       FINANCIAL INFORMATION
----------------------------------------------------------------------------------------------------
                                                              ANNUALIZED
                                                              MOST RECENT         FULL YEAR
                                          UNDERWRITTEN         (9/30/03)         (12/31/02)
                                        ----------------   ----------------   ----------------
 EFFECTIVE GROSS INCOME .............     $ 35,885,730       $ 32,547,729       $ 35,622,169
 TOTAL EXPENSES .....................     $ 17,122,691       $ 16,721,487       $ 16,914,154
 NET OPERATING INCOME (NOI) .........     $ 18,763,039       $ 17,626,243       $ 18,708,015
 CASH FLOW (CF) .....................     $ 16,496,042       $ 14,530,873       $ 17,119,805
 DSCR ON NOI ........................             2.55x              2.40x              2.54x
 DSCR ON CF .........................             2.24x              1.98x              2.33x
----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT INFORMATION
------------------------------------------------------------------------------------------------------------------------------
                                   RATINGS          TENANT     % TOTAL                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS+                     S&P/MOODY'S       TOTAL SF       SF      RENT PSF       RENT           RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------
 PPG Industries ...........          A/A2          432,988       28.25%  $ 24.80     $10,739,875        29.11%     6/1/2011
 Deloitte & Touche ........  Not Rated/Not Rated   120,934        7.89%  $ 25.00     $ 3,023,350         8.20%     4/1/2005
 Dicky McCamey &
  Chilcote ................  Not Rated/Not Rated    91,752        5.99%  $ 22.97     $ 2,107,897         5.71%     3/1/2005
 Marsh & McLennan
  Companies ...............         AA-/A2          88,903        5.80%  $ 24.57     $ 2,165,221         5.87%     7/1/2005
 Ketchum Communication.....        A-/Baa1          77,708        5.07%  $ 21.50     $ 1,660,577         4.50%    11/1/2010
                                                   -------       -----               -----------        -----
 TOTALS ...................                        812,285       53.00%              $19,696,920        53.39%
------------------------------------------------------------------------------------------------------------------------------

+ Information obtained from Underwritten Rent Roll except for Ratings (S&P/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

---------------------------------------------------------------------------------------------
                            LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------

                           NUMBER OF       EXPIRING     % TOTAL    CUMULATIVE   CUMULATIVE
YEAR OF EXPIRATION++    LEASES EXPIRING       SF           SF       TOTAL SF    % TOTAL SF
---------------------- ----------------- ------------ ----------- ------------ -----------
 2004 ................         15            98,018        6.42%      98,018        6.42%
 2005 ................         14           286,553       18.77%     384,571       25.19%
 2006 ................         12            82,478        5.40%     467,049       30.60%
 2007 ................         15           142,764        9.35%     609,813       39.95%
 2008 ................          9            90,100        5.90%     699,913       45.85%
 2009 ................          5            18,823        1.23%     718,736       47.08%
 2010 ................          5           108,503        7.11%     827,239       54.19%
 2011 ................          5           432,638       28.34%   1,259,877       82.53%
 2012 ................          1            44,496        2.91%   1,304,373       85.45%
 2013 ................          1            46,546        3.05%   1,350,919       88.50%
 2023 ................          1             2,863        0.19%   1,353,782       88.69%
 Vacant ..............                      172,705       11.31%   1,526,487      100.00%
                               --           -------      ------
 TOTAL ...............         83         1,526,487      100.00%
---------------------------------------------------------------------------------------------

++    Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                   PPG PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

o The subject property is 89.6% leased by approximately 38 office tenants at an average lease rate of $24/square feet and approximately 22 retail tenants at an average lease rate of $25/square feet. The five largest tenants, representing 53.0% of total net rentable area, are:

     o PPG Industries ("PPG") (Rated "A" by S&P and "A2" by Moody's), a multinational manufacturer, occupies 432,988 square feet (28.2%), on a 12-year lease expiring in June 2011 with two five-year renewal options and one three-year renewal option. Incorporated in 1883, PPG Industries, Inc. operates in three business segments: coatings, glass and chemicals. The coatings segment supplies a variety of protective and decorative coatings and finishes along with adhesives, sealants and metal pretreatment products for a variety of applications. The glass segment supplies flat glass, fabricated glass and continuous-strand fiberglass for residential and commercial construction, automotive original and replacement markets and industrial applications. The chemicals segment supplies chlor-alkali and specialty chemicals products. For the year ended December 31, 2003, PPG had total revenues of approximately $8.8 billion and net income of approximately $494 million. As of December 31, 2003, the company had total assets of approximately $8.4 billion and shareholders' equity of approximately $2.9 billion. The subject complex has served as PPG's world headquarters since its construction in 1983.

     o Deloitte & Touche (Not Rated), a professional services firm, occupies 120,934 square feet (7.9%) on two leases: (1) a 12-year lease of 75,318 square feet expiring in April 2005 with one five-year renewal option and (2) a ten-year lease of 45,616 square feet expiring in December 2007 with two five-year renewal options. Founded in 1895, Deloitte provides assurance and advisory, tax, and management consulting services through nearly 30,000 people in more than 80 U.S. cities. Deloitte is the primary auditor for PPG and has been a tenant in the building since 1984. For its most recent fiscal year ended May 31, 2003, the firm's U.S. operation recorded approximately $6.5 billion in revenues. The subject location serves as the firm's Pittsburgh offices.

     o Dickie McCamey & Chilcote (Not Rated), a law firm, occupies 91,752 square feet (6.0%) on two leases: (1) a 20-year lease of 83,525 square feet expiring in March 2005 with two five-year renewal options and (2) a two and one-half year lease of 8,227 square feet expiring in March 2005 with no renewal options. Dickie, McCamey & Chilcote, founded a century ago, is one of Western Pennsylvania's oldest law firms. Some of the primary areas of litigation in which the firm has been involved are antitrust; aviation; technology; contracts; employment law; environmental law; insurance defense; product liability; medical, legal and other professional liability defense; personal injury; securities; and workers compensation. Dickie, McCamey & Chilcote's headquarters is located in Pittsburgh at the subject complex, with other offices in Harrisburg, Philadelphia, Washington D.C., New Jersey, North Carolina, Ohio, and West Virginia.

     o Marsh & McLennan Companies, Inc. ("MMC") (Rated "AA-" by S&P and "A2" by Moody's), a global professional services firm, occupies 88,903 square feet (5.8%) on three leases: (1) a 13-year lease of 44,914 square feet expiring in July 2005 with one five-year renewal option,
         (2) a seven-year lease of 23,664 square feet expiring in July 2005 with no renewal options, and (3) a six-year lease of 20,325 square feet expiring in July 2005 with one five-year renewal option. Founded in 1871 and headquartered in New York City, MMC is the parent company of various subsidiaries and affiliates that provide clients with analysis, advice and transactional capabilities in the fields of risk and insurance services, investment management and consulting. For the year ended December 31, 2003, MMC had total revenue of approximately $11.6 billion and net income of approximately $1.5 billion. As of December 31, 2003, the company had total assets of approximately $15.1 billion and stockholders' equity of approximately $5.5 billion. The subject location houses general offices for MMC's JH Marsh & McLennan subsidiary and its Mercer, Inc. subsidiary.

     o Ketchum Communications ("Ketchum") (Not Rated), a global public relations agency, occupies 77,708 square feet (5.1%) on a ten-year lease expiring in November 2010 with no renewal options. Founded in 1923 and headquartered in New York City, Ketchum is a full-service communications company with more than approximately 1,100 people whose services include a network of global practices -- Brand Marketing, Corporate, Food & Nutrition, Healthcare, Technology and Ketchum Inside, its workplace communications group. Ketchum is a subsidiary of Omnicom Group Inc. (NYSE: "OMC") (Rated "A-" by S&P and "Baa1" by Moody's), a holding company whose business is conducted through its subsidiaries. Omnicom is principally a marketing and corporate communications company. It was formed through a combination of three marketing and corporate communications networks: BBDO, Doyle Dane Bernbach and Needham Harper. Since then, Omnicom has grown its strategic holdings to over 1,500 subsidiary agencies operating in virtually all markets worldwide. For the year ended December 31, 2003, Omincom had total revenues of approximately $8.6 billion and net income of approximately $676 million. As of September 30, 2003, the company had total assets of approximately $12.7 billion and shareholders' equity of approximately $3.1 billion.

-------------------------------------------------------------------------------


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                   PPG PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o The PPG Place Mortgage Loan is secured by a first mortgage on a central business district office complex containing 1,524,435 net rentable square feet located in Pittsburgh, Pennsylvania.

o There is also a subordinate PPG Place Mezzanine Loan of $59,000,000 held outside of the trust.

THE BORROWER:

o The borrower, Market Associates Limited Partnership (the "PPG Place Borrower"), is a single-purpose, bankruptcy-remote entity with one independent director for which the PPG Place Borrower's legal counsel delivered a non-consolidation opinion at loan closing.

o The PPG Place Borrower is owned 1% by its sole general partner, Fourth Avenue LLC, a Delaware limited liability company, and 99% by its sole limited partner, Fourth Avenue Limited Partnership, a Delaware limited partnership. The borrower principal is Wilmington Investments, Inc., a wholly owned subsidiary of The Hillman Company.

o All entities in the various tiers of ownership of the property are ultimately controlled by The Hillman Company, a privately owned Pittsburgh-based company, which is engaged in diversified investments and operations. Major areas of the company's investment focus (public and private companies) include technology, telecommunications, life sciences, healthcare, manufacturing, product distribution, energy and natural resources, medical products, medical services and real estate.

o As an affiliate of The Hillman Company, Hillman Properties is a development, investment, and management company involved with a range of diversified real estate projects throughout the United States. The company has been in business since the 1970's and has been directly or indirectly involved in the development or acquisition of approximately 16 million square feet of office space, 27 million square feet of retail space, 11 million square feet of industrial and office/service space, six million square feet of R&D space, 5,500 residential units, and 1,100 hotel rooms. In 1994, the company sold the majority of its real estate holdings to the Whitehall IV Real Estate Fund, a Goldman Sachs-sponsored fund. Since that time, Hillman Properties has continued to manage and develop its remaining portfolio as well as invest in new opportunities. Its current portfolio contains 8.3 million square feet of office, over 8,000 multifamily units, 1,500 hotel rooms, and 600,000 square feet of retail space.

THE PROPERTY:

o The collateral for the Mortgage Loan consists of the fee simple interest in six architecturally distinct multi-tenanted central business district office buildings totaling approximately 1,524,435 square feet. The PPG Place Mortgaged Property includes one 40-story tower and five mid-sized buildings ranging from six to 14 stories (known as One PPG Place, Two PPG Place, Three PPG Place, Four PPG Place, Five PPG Place, and Six PPG Place, respectively) interconnected within a centrally located three-level underground parking garage (with spaces for approximately 707 vehicles) surrounding a one-acre open landscaped plaza. Completed in 1983-1985 and situated on a 4.4-acre site, the property was acquired by the sponsor in 1999.

o The PPG Place Borrower, at its sole cost and expense, is required to keep the PPG Place Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The PPG Place Borrower is also required to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

PROPERTY MANAGEMENT:

o Grubb & Ellis Management Services, Inc. ("GEMS"), a wholly owned subsidiary of Grubb & Ellis Company (OTC: "GEBL.OB") and Grubb & Ellis Company ("Grubb & Ellis") collectively manage the complex. Grubb & Ellis is a Delaware corporation organized in 1980 and the successor by merger to a real estate brokerage company first established in California in 1958. Grubb & Ellis is a commercial real estate company that provides services to real estate owners/investors and tenants, including transaction services involving leasing, acquisitions and dispositions, and property and facilities management services. The management services segment of Grubb & Ellis provides property management and related services for owners of investment properties and facilities management services for corporate users. GEMS has approximately 150 million square feet of property under management (including 5.5 million square feet in the Pittsburgh sub-market).

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    $59,000,000 mezzanine loan held outside of the trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.
-------------------------------------------------------------------------------


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                   PPG PLACE
--------------------------------------------------------------------------------



                             [GRAPHIC OMITTED: MAP]


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               EDEN PRAIRIE MALL
--------------------------------------------------------------------------------


[GRAPHIC OMITTED: FOODCOURT ENTRANCE]            [GRAPHIC OMITTED: VON MAUR]



  [GRAPHIC OMITTED: BARNES & NOBLE]             [GRAPHIC OMITTED: FOOD COURT]



   [GRAPHIC OMITTED: INDOOR SHOPS]             [GRAPHIC OMITTED: INDOOR SHOPS]


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               EDEN PRAIRIE MALL
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS


EDEN PRAIRIE MALL
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:    $87,000,000

 FIRST PAYMENT DATE:            May 1, 2004

 TERM/AMORTIZATION:             84/360 months

 MATURITY DATE:                 April 1, 2011

 EXPECTED MATURITY BALANCE:     $76,587,076

 BORROWING ENTITY:              Eden Prairie Mall L.L.C.

 INTEREST CALCULATION:          Actual/360

 CALL PROTECTION:               Lockout/defeasance: 80 payments
                                Open: 4 payments

 ONGOING RESERVES:
   TAX/INSURANCE RESERVE:       Springing(1)
   REPLACEMENT RESERVE:         Springing(2)
 LOCKBOX:                       Hard
--------------------------------------------------------------------------------

(1) The tax and insurance reserves will spring if the borrower fails to provide evidence of payment.

(2) The replacement reserve ($6,458.33/monthly) will spring upon the following Trigger Events: 1) Event of Default; and/or 2) DSCR is less than 1.10x. The reserve is capped at $77,500.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:         $87,000,000

 CUT-OFF DATE LTV:             67.2%

 MATURITY DATE LTV:            59.2%

 UNDERWRITTEN DSCR*:           1.69x

 MORTGAGE RATE:                4.670%

* DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                Retail

 PROPERTY SUB-TYPE:            Anchored

 LOCATION:                     Eden Prairie, MN

 YEAR BUILT/RENOVATED:         1976/2002

 NET RENTABLE SQUARE FEET:     387,377

 CUT-OFF BALANCE PER SF:       $224

 OCCUPANCY AS OF 3/5/04:       94.9%

 OWNERSHIP INTEREST:           Fee

 PROPERTY MANAGEMENT:          A General Growth Properties, Inc. affiliate

 U/W NET CASH FLOW:            $9,108,988

 APPRAISED VALUE:              $129,400,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               EDEN PRAIRIE MALL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                       FINANCIAL INFORMATION
------------------------------------------------------------------------------------------------
                                                                FULL YEAR          FULL YEAR
                                           UNDERWRITTEN       (12/31/2003)       (12/31/2002)
                                         ----------------   ----------------   ----------------
 EFFECTIVE GROSS INCOME ..............     $ 16,960,514       $ 15,115,781       $ 12,703,739
 TOTAL EXPENSES ......................     $  7,516,973       $  6,345,881       $  4,433,469
 NET OPERATING INCOME (NOI) ..........     $  9,443,542       $  8,769,900       $  8,270,270
 CASH FLOW (CF) ......................     $  9,108,988       $  8,769,900       $  8,270,270
 DSCR ON NOI .........................             1.75x              1.63x              1.53x
 DSCR ON CF ..........................             1.69x              1.63x              1.53x
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          ANCHOR TENANT INFORMATION*
-----------------------------------------------------------------------------------------------------------------
                                                                 TOTAL          2002         TOTAL         2003
                             RATINGS             TOTAL            2002         SALES          2003         SALES
ANCHOR TENANTS             S&P/MOODY'S         TENANT SF         SALES          PSF          SALES          PSF
-------------------   ---------------------   -----------   ---------------   -------   ---------------   ------
 Sears** ..........          BBB/Baa1           204,566     $27.8 million      $169     $28.6 million      $174
 Target ...........           A+/A2             152,133     $55.0 million      $362     $56.7 million      $373
 Von Maur .........    Not Rated/Not Rated      150,000     $21.0 million      $140     $21.7 million      $145
 Mervyn's .........           A+/A2             130,126     $8.5 million       $ 65     $8.7 million       $ 67
 Kohl's ...........           A-/A3              95,382     $22.5 million      $236     $23.2 million      $243
v

* The above anchor tenants own their own pads and improvements except for Von Maur which owns its improvements but operates under a ground lease that expires in July 2020 to the subject borrower. Von Maur has the right to terminate its ground lease in July 2006 if sales do not exceed $160psf.

** Sales PSF for Sears are calcuated after subtracting 40,913 square feet from the Total Tenant SF because this space is used as non-retail distribution space.

*** Credit Ratings are of the parent company whether or not the parent guarantees the lease.

-----------------------------------------------------------------------------------------------------------------------------
                                                        TENANT INFORMATION
-----------------------------------------------------------------------------------------------------------------------------
                               RATINGS        TOTAL        % OF         RENT       POTENTIAL     % POTENTIAL     LEASE
TOP TENANTS                  S&P/MOODY'S    TENANT SF    TOTAL SF       PSF           RENT           RENT      EXPIRATION
--------------------------  -------------  -----------  ----------  -----------  -------------  ------------- -----------
 AMC Theatres ............       B/B2      77,500           20.0%     $ 18.97     $1,470,000         16.9%     4/30/2017
 Barnes & Noble ..........      BB/Ba2     25,000            6.5%     $ 21.00     $  525,000          6.0%     1/31/2012
 Old Navy* ...............     BB+/Ba3     19,720            5.1%     $ 10.71     $  211,200          2.4%     1/31/2006
-----------------------------------------------------------------------------------------------------------------------------

* Except with respect to Old Navy which pays % rent, calculations with respect to Rent PSF. Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement. Credit Ratings are of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               EDEN PRAIRIE MALL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                      LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------
                                                                                   CUMULATIVE
                        # OF LEASES     EXPIRING     % OF TOTAL     CUMULATIVE     % OF TOTAL
YEAR OF EXPIRATION        EXPIRING         SF            SF          TOTAL SF          SF
--------------------   -------------   ----------   ------------   ------------   -----------
 M-T-M* ............          6           7,120           1.8%          7,120          1.8%
 2006 ..............          2          28,737           7.4%         35,857          9.3%
 2007 ..............          2           7,945           2.1%         43,802         11.3%
 2008 ..............          4           2,217           0.6%         46,019         11.9%
 2009 ..............          7          17,812           4.6%         63,831         16.5%
 2010 ..............          4           4,420           1.1%         68,251         17.6%
 2011 ..............          9          26,986           7.0%         95,237         24.6%
 2012 ..............         42         151,823          39.2%        247,060         63.8%
 2013 ..............          4           7,608           2.0%        254,668         65.7%
 2014 ..............          6          19,397           5.0%        274,065         70.7%
 2015 ..............          1           5,904           1.5%        279,969         72.3%
 2016 ..............          1          10,169           2.6%        290,138         74.9%
 2017 ..............          1          77,500          20.0%        367,638         94.9%
 Vacant ............                     19,739           5.1%        387,377        100.0%
                             --         -------         -----
 TOTAL .............         89         387,377         100.0%        387,377        100.0%
------------------------------------------------------------------------------------------------

*     Includes 5 temporary tenants occupying 5,737sf

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               EDEN PRAIRIE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

o The Mortgaged Property is 94.9% leased to a mix of national and regional retail tenants. The regional mall is anchored by Sears, Target, Kohl's, Von Maur and Mervyn's, each of which owns their own land and improvements, with the exception of Von Maur, which ground leases its pad from the borrower. Sears, Target, Kohl's and Mervyn's are not part of the collateral. The major tenants of the Mortgaged Property consist of the ground lease to Von Maur, AMC Theatres (an 18-screen theater with stadium seating), Barnes & Noble, Old Navy, Gap, Express, Victoria's Secret and Ann Taylor. The mall had 2002 and 2003 comparable inline tenant sales and occupancy costs of $283psf/13.4% and $293psf/13.1%, respectively. Information concerning the three largest collateral tenants is as follows:

o Von Maur, owns their own improvements and operates under a ground lease to the borrower. Von Maur, founded in 1872, is a privately-held, family-owned fashion department store that has served its customer base for over 125 years. Von Maur reported 2003 sales of $145 per square foot at the Mortgaged Property.

o AMC Theatres, a subsidiary of AMC Entertainment Inc. (AMEX: "AEN") (Rated "B" by S&P and "B2" by Moody's), occupies 77,500 square feet (20.0% of the net rentable area) on a lease expiring in April 2017. Their parent company, AMC Entertainment Inc. (AEN), which was incorporated in June 1983, is a holding company that, through its direct and indirect subsidiaries, is principally involved in movie theaters throughout North America, Portugal, Spain, France, Japan, Sweden, China (Hong Kong) and the United Kingdom. As of April 3, 2003, AMC Entertainment Inc. operated 239 theatres with a total of 3,524 screens, with 93%, or 3,280, of its screens in North America. Twenty-six of the top 50 theatres in fiscal 2003, ranked by admissions revenue, were AMC theatres. AMC had 2003 fiscal year end sales of approximately $1.8 billion or $508,391/screen. AMC reported 2003 sales of $461,167/screen at the Mortgaged Property.

o Barnes & Noble, Inc. (NYSE: "BKS") (Rated "BB" by S&P and "Ba2" by Moody's), one of the nation's largest bookstore, video game and entertainment software retailers, occupies 25,000 square feet (6.5% of the net rentable area) on a lease expiring in January 2012. Headquartered in New York, New York, Barnes & Noble, Inc. operated 886 bookstores and 1,231 video game and entertainment software stores as of February 1, 2003. For the fiscal year ended February 1, 2003, Barnes & Noble, Inc. reported revenues of $5.3 billion and net income of $100 million. As of November 1, 2003, Barnes & Noble, Inc. reported total assets of $3.5 billion and stockholders' equity of $1.1 billion. Barnes & Noble, Inc. reported 2003 sales of $275 per square foot at the Mortgaged Property.

o Old Navy, a subsidiary of The Gap (NYSE: "GPS") (Rated "BB+" by S&P and "Ba3" by Moody's), occupies 19,720 square feet (5.1% of the net rentable area) on a lease expiring in January 2006. Founded in 1969 and headquartered in San Francisco, California, The Gap operated 4,147 stores as of January 31, 2004. The Gap launched Old Navy in 1994 and operated 840 Old Navy stores as of January 31, 2004. For the fiscal year ended January 31, 2004, The Gap reported revenues of $15.9 billion and net income of $1.0 billion. As of January 31, 2004, The Gap reported total assets of $10.3 billion and stockholders' equity of $4.8 billion. Old Navy reported 2003 sales of $269 per square foot at the Mortgaged Property.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               EDEN PRAIRIE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN.

o The Eden Prairie Mall Mortgage Loan is secured by a first mortgage on 387,377 square feet of a 1.1 million square foot regional mall (plus the ground-leased fee interest in the Von Maur store) located in Eden Prairie, Minnesota, approximately 18 miles southwest of the Minneapolis CBD.

THE BORROWER.

o The borrower, Eden Prairie Mall L.L.C., a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity with at least two independent directors for which borrower's legal counsel delivered a non-consolidation opinion at loan closing.

o    The sponsor of the borrower is General Growth Properties Inc. (NYSE:
     "GGP"), a self-administered and self-managed publicly traded real estate investment trust rated "BBB-" by S&P and "Ba3" by Moody's. GGP owns, leases, manages, acquires and develops regional shopping malls and single tenant retail properties in the United States. As of December 31, 2003, GGP had ownership interests in and/or management responsibility for 171 regional shopping malls totaling more than 148 million square feet of retail space and including over 16,000 retailers nationwide. For the year ended December 31, 2003, GGP had total revenues of $1.3 billion and net income of $263.5 million. As of December 31, 2003, GGP reported liquidity of $10.7 million, total assets of $9.6 billion, and stockholders' equity of $1.7 billion.

PROPERTY MANAGEMENT.

o The property is self-managed by the borrower, who is controlled by General Growth Properties, Inc..

THE PROPERTY.

o The collateral for the Eden Prairie Mall Mortgage Loan consists of the fee interest in 387,377 square feet of a 1.1 million square foot regional mall, plus the ground-leased fee interest in the Von Maur store. Eden Prairie Mall was 94.9% occupied as of March 5, 2004 and had in-place rents ranging from $13 to $188 per square foot. The Eden Prairie Mall was built in 1976 and renovated, repositioned and retenanted in 2002. The Mortgaged Property underwent a reconstruction and repositioning at a total cost of $117.8 million. The following additions were made to the mall during the renovation: a major entertainment component was added to the facility, which includes an 18-screen AMC Theatres with stadium seating, a 25,000 square foot Barnes & Noble, 4 sit-down restaurants, a 150,000 square foot Von Maur and additional bridges and walkways to improve shopper access. Nearly every building finish has been replaced or upgraded, and nearly every mall tenant occupies a newly built-out shop space.

o The Eden Prairie Mall is located along US Highway 212, just south of Interstate 494 in a dense market. The population in the Eden Prairie Trade Area increased at an average compounded annual rate of 2.0% from 1990 to 2002, approximately 67% quicker than the national average. Per the appraisal, the population and average household income in a 3 and 5 mile radius of the property is 47,023 / $130,610 and 143,031 / $117,308, respectively.

o The Eden Prairie Mall has three primary competitors, Southdale Shopping Center, Ridgedale Center and Burnsville Center. The Mall of America is not considered a primary competitor due to it's amusement park theme and different anchor mix. The Southdale Shopping Center, located five miles northeast of the Mortgaged Property, had reported mall shop sales of $415 per square foot. As of February 2004, Southdale Shopping Center's mall shops were 89% occupied and had in-place rents ranging from $15 to $150 per square foot. The Ridgedale Center is located eight miles north of the Mortgaged Property and had reported mall shop sales of $475 per square foot. As of February 2004, Ridgedale Center's mall shops were 98% occupied and had in-place rents ranging from $15 to $85 per square foot. The Burnsville Center is located ten miles southeast of the Mortgaged Property and had reported mall shop sales of $350 per square foot. As of February 2004, Burnsville Center's mall shops were 90% occupied and had in-place rents ranging from $10 to $100 per square foot.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               EDEN PRAIRIE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
TAX INCENTIVE NOTE.

o The Eden Prairie Mall Borrower holds a $10,000,000 note (the "Tax Incentive Note") from the Housing and Redevelopment Agency in and for the City of Eden Prairie, Minnesota that entitles the Eden Prairie Mall Borrower to receive semi-annual payments under certain circumstances, which payments correspond to a percentage of increases in real estate taxes resulting from the redevelopment of the Eden Prairie Mall Property. Payments due under the note are required to be paid only from increased property taxes; any shortfalls in payments due will accrue and, if not paid in full by the maturity date of the Tax Incentive Note in February 1, 2018, such accrued amounts, together with any remaining principal balance of the note will be deemed to have been paid in full. Because payments required under the Tax Incentive Note are based on projected increases in real estate taxes, the amounts of which are uncertain, there can be no assurance as to the amount, if any, that the Eden Prairie Mall Borrower will ultimately receive therefrom.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS.

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS.

o    Not allowed.

RELEASE OF PARCELS.

o Vacant, non-income producing and unimproved portions of the Eden Prairie Mall Property may be released from the lien of the mortgage upon satisfaction of certain conditions set forth in the loan documents, including a no-downgrade confirmation from the rating agencies.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               EDEN PRAIRIE MALL
--------------------------------------------------------------------------------


                             [GRAPHIC OMITTED: MAP]

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            BROWARD FINANCIAL CENTER
--------------------------------------------------------------------------------


[GRAPHIC OMITTED: BUILDING FACADE]            [GRAPHIC OMITTED: PARKING GARAGE]



                         [GRAPHIC OMITTED: AERIAL VIEW]




This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            BROWARD FINANCIAL CENTER
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS


BROWARD FINANCIAL CENTER
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:     $46,500,000

 FIRST PAYMENT DATE:             March 10, 2004

 TERM/AMORTIZATION:              61/0 months

 INTEREST ONLY PERIOD:           61 months

 MATURITY DATE:                  March 1, 2009

 EXPECTED MATURITY BALANCE:      $46,500,000

 BORROWING ENTITY:               CTA Partners, L.P.

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout/defeasance: 60 payments
                                 Open: 1 payment

 UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:        Yes
   REPLACEMENT RESERVE:          $5,426
   TI/LC:                        $27,083

 ONGONG MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:        Yes
   REPLACEMENT RESERVE:          $5,426
   TI/LC(1):                     $27,083

 LOCKBOX:                        Hard
--------------------------------------------------------------------------------
1) Capped at $1,100,000.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:           $46,500,000

 CUT-OFF DATE LTV:               69.9%

 MATURITY DATE LTV:              69.9%

 UNDERWRITTEN DSCR*:             2.19x

 MORTGAGE RATE:                  4.836%

* DSCR was derived by dividing the underwritten net cash flow by the first twelve scheduled interest only payments. Based upon (a) the related Mortgage Rate, (b) a 360 month amortization term and (c) the original principal balance, the resulting DSCR would have been 1.70x.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                Office

 PROPERTY SUB-TYPE:            Urban

 LOCATION:                     Fort Lauderdale, FL

 YEAR BUILT/RENOVATED:         1985/2002

 NET RENTABLE SQUARE FEET:     325,583

 CUT-OFF BALANCE PER SF:       $142

 OCCUPANCY AS OF 1/9/04:       87.6%

 OWNERSHIP INTEREST:           Fee

 PROPERTY MANAGEMENT:          Koger Management, LLC

 U/W NET CASH FLOW:            $ 5,008,593

 APPRAISED VALUE:              $66,500,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            BROWARD FINANCIAL CENTER
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
------------------------------------------------------------------------------------
                                                        FULL YEAR      FULL YEAR
                                       UNDERWRITTEN   (12/31/2003)    (12/31/2002)
------------------------------------------------------------------------------------
 Effective Gross Income .............  $ 9,482,763    $ 9,951,286     $ 9,580,180
 Total Expenses .....................  $ 4,090,801    $ 4,362,020     $ 3,807,284
 Net Operating Income (NOI) .........  $ 5,391,962    $ 5,589,266     $ 5,772,897
 Cash Flow (CF) .....................  $ 5,008,593    $ 5,589,266     $ 5,772,897
 DSCR on NOI ........................         2.36x          2.45x           2.53x
 DSCR on CF .........................         2.19x          2.45x           2.53x
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                   TENANT INFORMATION
------------------------------------------------------------------------------------------
                                            RATINGS          TENANT      % OF
TOP TENANTS+                              S&P/MOODY'S       TOTAL SF   TOTAL SF
------------------------------------ --------------------- ---------- ----------
 Franklin Templeton ................          A/A2          138,049       42.4%
 US Govt GSA (US Attorney's Office)         AAA/Aaa          32,785       10.1%
 Gunster Yoakley ...................  Not Rated/Not Rated    28,060        8.6%
 Gordon Hargrove & James ...........  Not Rated/Not Rated    18,695        5.7%

                                                  POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS+                          RENT PSF       RENT          RENT      EXPIRATION
------------------------------------ ---------- ------------- ------------- -----------
 Franklin Templeton ................  $ 28.10    $3,879,177        48.3%     6/30/2011
 US Govt GSA (US Attorney's Office)   $ 28.68    $  940,382        11.7%     9/26/2006
 Gunster Yoakley ...................  $ 26.44    $  741,995         9.2%    12/31/2007
 Gordon Hargrove & James ...........  $ 31.00    $  579,545         7.2%     9/30/2005
------------------------------------------------------------------------------------------

+ Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

------------------------------------------------------------------------------------------
                            LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------
                            # OF                      % TOTAL   CUMULATIVE   CUMULATIVE
YEAR OF EXPIRATION    LEASES EXPIRING   EXPIRING SF      SF      TOTAL SF    % TOTAL SF
-------------------- ----------------- ------------- --------- ------------ -----------
 2004 ..............          1             9,990        3.1%       9,990        3.1%
 2005 ..............         11            52,558       16.1%      62,548       19.2%
 2006 ..............          2            40,938       12.6%     103,486       31.8%
 2007 ..............          7            36,649       11.3%     140,135       43.0%
 2008 ..............          3             6,935        2.1%     147,070       45.2%
 2011 ..............          2           138,049       42.4%     285,119       87.6%
 Vacant ............                       40,464       12.4%     325,583      100.0%
                             --           -------      -----      -------      -----
 TOTAL .............         26           325,583      100.0%     325,583      100.0%
------------------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            BROWARD FINANCIAL CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

o The Mortgaged Property is currently 87.6% leased by over 20 tenants in finance, law, hospitality, accounting, and health and fitness. Investment grade tenants account for approximately 57% of the net rentable area and 56% of the gross potential rent. The largest tenants are Franklin Templeton, a financial services tenant, and two law firms, Gunster Yoakley and the US Attorney's office. Other tenants include two law firms as well as 15 other tenants in finance, law, hospitality, accounting, and health and fitness. Information concerning the four largest collateral tenants is as follows:

     o   Franklin Templeton, a subsidiary of Franklin Resources Inc. (NYSE:
         "BEN") (Rated "A" by S&P and "A2" by Moody's), occupies 138,049 square feet (42.4% of the net rentable area) on a lease expiring in June 2011 with two 5-year extension options at a rent of 95% of market rent. Franklin Resources, Inc. is a financial services company which has over 50 years of investing experience. Headquartered in San Mateo, California, Franklin Templeton employs 6,500 people, has offices in 28 countries, and offers investment products and services in more than 100 countries. The company currently has a market capitalization of over $13.7 billion.

     o US Govt GSA (US Attorney's Office) (Implied Ratings of "AAA" by S&P and "Aaa" by Moody's), occupies 32,785 square feet (10.1% of the net rentable area) on a lease expiring in September 2006. Broward Financial Center is home to the Central Region of the Southern District of Florida office of the U.S. District Attorney. The Southern District of Florida encompasses a geographic area south to Key West and north to Sebastian and west to Sebring. The United States Attorney has a staff of approximately 233 assistant United States attorneys and 227 support personnel. The US Attorney's Office has the right to terminate this lease at any time upon 180 days notice. The US Attorney's Office has been at the Mortgaged Property since 1991 and took additional space in 1996. Furthermore, the loan is structured with TI/LC reserves of $325,000 per year.

     o Gunster Yoakley, occupies 28,060 square feet (8.6% of the net rentable area) on various leases expiring in December 2007 with various extension options. Gunster, Yoakley was founded in 1925 and since that time, the firm has expanded into a 130-attorney practice in six offices throughout Florida. Gunster now maintains offices in Fort Lauderdale, Palm Beach, Vero Beach, Miami, Stuart, and West Palm Beach. The firm is centered on four main practice areas: corporate, private wealth services, litigation, and real estate.

     o Gordon Hargrove & James, occupies 18,695 square feet (5.7% of the net rentable area) on a lease expiring in September 2005 with one 5-year extension option at market rent. Gordon Hargrove & James specializes in a variety of civil practice areas and has offices in Fort Lauderdale, Palm Beach, Vero Beach, Miami, Stuart, and West Palm Beach. The firm has clients in banking, construction, insurance, media, pharmaceuticals and telecommunications.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            BROWARD FINANCIAL CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o The Broward Financial Center Mortgage Loan is secured by a first mortgage on a 24-story, 325,583 square foot Class "A" office building and a six-story parking garage that is located in the central business district
     (CBD) of Fort Lauderdale, Florida. The property was purchased by the borrower in January 2004 for approximately $61.3 million (including closing costs), resulting in a loan-to-cost ratio of 75.8% and cash equity of $14.8 million (24.2%).

THE BORROWER:

o The borrower, CTA Partners, L.P., a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity with at least one independent director for which borrower's legal counsel delivered a non-consolidation opinion at loan closing.

o The sponsors of the borrower are Koger Equity, Inc. and Investcorp Properties Limited, a subsidiary of Investcorp (Rated "Baa2" by Moody's). Koger Equity, Inc. (NYSE: KE) is a Boca Raton, Florida-based, self-managed real estate investment trust (REIT), which owns, operates, and manages suburban office buildings. Koger Equity, Inc. owns and operates 130 office buildings, containing 10.2 million square feet, located primarily in 19 suburban office projects in 11 cities in the Southeastern United States and Texas. As of September 30, 2003, Koger had total assets of over $836 million. Investcorp was founded in 1982 and has six core businesses: corporate investments, technology investments, real estate, asset management, investment placement, and financial management. Since being founded, Investcorp has arranged investments with a combined value of nearly $25 billion.

PROPERTY MANAGEMENT:

o Koger Management, LLC, an affiliate of Koger Equity, Inc., manages the Mortgaged Property.

THE PROPERTY:

o The collateral for the Broward Financial Center Mortgage Loan consists of the fee interest in a 24-story, 325,583 square foot Class "A" office building and a six-story parking garage with 822 spaces. The Broward Financial Center was built in 1985 and renovated in 2002. The property is currently approximately 87.6% occupied by over 20 tenants.

o The property is located within the Fort Lauderdale CBD on East Broward Boulevard, a major thoroughfare that provides access to Interstate 95, the major conduit for the Tri-County Region (Miami-Dade County, Broward County, and West Palm Beach County). Additionally, the property is located one block from the Federal Courthouse and City Hall. According to the appraiser, 2nd Quarter 2003 Class "A" rents in the Fort Lauderdale CBD submarket were $28.71 per square foot which is slightly above the subject property's in-place rents of $28.39 per square foot.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            BROWARD FINANCIAL CENTER
--------------------------------------------------------------------------------



                             [GRAPHIC OMITTED: MAP]


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PRINCE KUHIO PLAZA
--------------------------------------------------------------------------------


[GRAPHIC OMITTED: LANDSCAPING]                     [GRAPHIC OMITTED: SEARS]


[GRAPHIC OMITTED: PARKING LOT]                  [GRAPHIC OMITTED: INDOOR SHOPS]

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PRINCE KUHIO PLAZA
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS

PRINCE KUHIO PLAZA
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $42,000,000

 FIRST PAYMENT DATE:               May 1, 2004

 TERM/AMORTIZATION:                60/360 months

 SHADOW RATING (S&P, MOODY'S):     BBB/Baa2

 MATURITY DATE:                    April 1, 2009

 EXPECTED MATURITY BALANCE:        $37,825,632

 BORROWING ENTITY:                 HO Retail Properties I
                                   Limited Partnership

 INTEREST CALCULATION:             Actual/360

 CALL PROTECTION:                  Lockout/defeasance: 56 payments
                                   Open: 4 payments

 LOCKBOX:                          Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:         $42,000,000

 CUT-OFF DATE LTV:             66.1%

 MATURITY DATE LTV:            59.6%

 UNDERWRITTEN DSCR*:           2.07x

 MORTGAGE RATE:                3.452%

 *  DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                Retail

 PROPERTY SUB-TYPE:            Anchored

 LOCATION:                     Hilo, HI

 YEAR BUILT/RENOVATED:         1985/1994

 NET RENTABLE SQUARE FEET:     355,630

 CUT-OFF BALANCE PER SF:       $83

 OCCUPANCY AS OF 3/12/04:      89.3%

 OWNERSHIP INTEREST:           Leasehold

 PROPERTY MANAGEMENT:          General Growth Management, Inc.

 U/W NET CASH FLOW:            $4,652,711

 APPRAISED VALUE:              $63,500,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PRINCE KUHIO PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------------------
                                                            ANNUALIZED
                                                           MOST RECENT        FULL YEAR
                                         UNDERWRITTEN       (12/31/03)        (12/31/02)
                                        --------------   ---------------   ---------------
 EFFECTIVE GROSS INCOME .............    $ 8,165,134       $ 7,808,643       $ 8,033,408
 TOTAL EXPENSES .....................    $ 3,217,853       $ 2,780,477       $ 2,521,843
 NET OPERATING INCOME (NOI) .........    $ 4,947,281       $ 5,028,166       $ 5,511,565
 CASH FLOW (CF) .....................    $ 4,652,711       $ 5,028,166       $ 5,511,565
 DSCR ON NOI ........................           2.20x             2.24x             2.45x
 DSCR ON CF .........................           2.07x             2.24x             2.45x
--------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                   TENANT INFORMATION

                                      RATINGS          TENANT     % TOTAL               POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS+                        S&P/MOODY'S       TOTAL SF       SF      RENT PSF      RENT         RENT      EXPIRATION
------------                        -----------       --------       --      --------      ----         ----      ----------
 Sears .......................        BBB/Baa1         74,070       20.83%   $  1.88    $139,252        3.05%    4/30/2013
 Macy's ......................       BBB+/Baa1         50,477       14.19%   $  2.18    $110,040        2.41%    3/14/2015
 Prince Kuhio Megaplex Cinema   Not Rated/Not Rated    20,533        5.77%   $ 10.20    $209,641        4.59%    1/31/2019
                                                       ------       -----               --------       -----
 TOTALS ......................                        145,080       40.80%              $458,932       11.35%
----------------------------------------------------------------------------------------------------------------------------

+ Information obtained from Underwritten Rent Roll except for Ratings (S&P/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

--------------------------------------------------------------------------------------------
                            LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------------------

                           NUMBER OF      EXPIRING    % TOTAL    CUMULATIVE   CUMULATIVE
YEAR OF EXPIRATION++    LEASES EXPIRING      SF          SF       TOTAL SF    % TOTAL SF
--------------------    ---------------      --          --       --------    ----------
 MTM .................          4          16,647        4.68%      16,647        4.68%
 2004 ................          6          10,158        2.86%      26,805        7.54%
 2005 ................         15          37,279       10.48%      64,084       18.02%
 2006 ................         13          25,283        7.11%      89,367       25.13%
 2007 ................          9           9,546        2.68%      98,913       27.81%
 2008 ................          7          13,094        3.68%     112,007       31.50%
 2009 ................          2           5,966        1.68%     117,973       33.17%
 2010 ................          2           5,322        1.50%     123,295       34.67%
 2011 ................          4           9,858        2.77%     133,153       37.44%
 2012 ................          3           7,120        2.00%     140,273       39.44%
 2013 ................          7          83,585       23.50%     223,858       62.95%
 2014 ................          3           6,691        1.88%     230,549       64.83%
 2015 ................          1          50,477       14.19%     281,026       79.02%
 2019 ................          1          20,553        5.78%     301,579       84.80%
 vacant ..............                     54,051       15.20%     355,630      100.00%
                               --
 TOTAL ...............         77         355,630      100.00%
--------------------------------------------------------------------------------------------

++    Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PRINCE KUHIO PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

o The Prince Kuhio Plaza Mortgaged Property is 89.3% leased (on total gross leasable area) by a mix of national, regional, and local tenants, including two anchor tenants, 81 in-line tenants, and five out-parcel tenants (with ground leases). The Mortgaged Property is also shadow-anchored by a 61,873 square foot Macy's Men's Store, which is not part of the collateral. The three largest tenants, representing 40.8% of total net rentable area are:

     o Sears ("Sears") (Rated "BBB" by S&P and "Baa1" by Moody's), a multi-line retailer that offers a wide array of merchandise and related services, occupies 74,070 square feet (20.8%) on a 28-year lease expiring in April 2013. Established in 1886 and headquartered in Hoffman Estates, Illinois (a suburb of Chicago), the Company is organized into four principal business segments: retail and related services, credit and financial products, corporate and other, and Sears Canada. The Company operates 871 full-line stores and approximately 1,100 specialty stores spread across the United States. The company employs approximately 201,000 people in the United States and 48,000 people in Canada, including part-time employees. For the fiscal year ended January 3, 2004, Sears reported revenues of approximately $36.4 billion and net income of approximately $3.4 billion. As of January 3, 2004, the Company reported total assets of approximately $27.7 billion and shareholders' equity of approximately $6.4 billion.

     o Macy's (Not Rated), a national department store retailer, occupies 50,477 square feet (14.2%) on a 30-year lease expiring in March 2015. Founded in 1858, Macy's is a division of Federated Department Stores, Inc. (Rated "BBB+" by S&P and "Baa1" by Moody's), and has sales of approximately $15.3 billion (fiscal year ended 1/31/04). Federated operated 458 stores in 34 states, Guam and Puerto Rico as of February 28, 2004. The Macy's divisions of Federated operate more than 430 department stores in 33 states, Guam and Puerto Rico, as well as macys.com. As of February 28, 2004, Macy's West had 144 stores, with square footage of approximately 23.3 million as of May 2003. Fiscal 2002 sales for Macy's West were approximately $4.2 billion.

     o Wallace Theaters dba Prince Kuhio Megaplex Cinema (Not Rated), a movie theater chain operator, occupies 20,553 sq. ft. (5.8%) on a 19-year lease expiring in January 2019. Headquartered in Portland, Oregon, Wallace Theaters, a privately held company, operates approximately 350 screens in 56 locations across 13 states and four Pacific Rim countries. The subject location contains nine screens.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

     o The Prince Kuhio Plaza Mortgage Loan is secured by a first mortgage on a 355,630 square foot portion of a larger 504,628 square foot regional mall located in Hilo, Hawaii.

THE BORROWER:

     o The borrower, HO Retail Properties I Limited Partnership, an Illinois limited partnership (the "Prince Kuhio Plaza Borrower"), is a single-purpose, bankruptcy-remote entity with at least one independent director for which borrower's legal counsel delivered a non-consolidation opinion at loan closing. The borrower is 1% owned by its General Partner, Prince Kuhio Plaza, Inc., a Delaware corporation, and 99% owned by its Limited Partner, GGP Limited Partnership, a Delaware limited partnership. There is no borrower principal.

     o The Prince Kuhio Plaza Borrower is sponsored by General Growth Properties, Inc. (NYSE: "GGP") (Rated "BBB-" by S&P), a Chicago-based real estate investment trust (a "REIT") primarily engaged in the ownership, operation, management, leasing, acquisition, development, and expansion of regional mall and community shopping centers in the United States.

     o As of December 31, 2003, the Company either directly or through GGP Limited Partnership (the "Operating Partnership") and subsidiaries (collectively, the "Company") owned 120 operating retail properties (regional malls and community centers) (collectively, the "Consolidated Centers"), as well as 100% of General Growth Management, Inc. ("GGMI") and certain other miscellaneous mixed-use commercial business properties and potential development sites. As of December 31, 2003, the Company holds ownership interests in eight joint ventures comprising 43 regional mall shopping centers (42 operating and one under development) collectively referred to as the "Unconsolidated Centers" and, together with the Consolidated Centers, comprise the "Company Portfolio". Total Gross Leasable Area for the Company Portfolio is approximately 122.3 million square feet. For the year ended December 31, 2003, GGP had total revenues of $1.3 billion and net income of $263.5 million. As of December 31, 2003, GGP reported liquidity of $10.7 million, total assets of $9.6 billion, and stockholders' equity of $1.7 billion.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PRINCE KUHIO PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE PROPERTY:

     o The collateral for the Mortgage Loan consists of the leasehold interest in a 355,630 square foot portion of a regional mall totaling 504,628 gross leasable square feet. The Prince Kuhio Plaza Mortgaged Property was completed in 1985, remodeled or expanded in 1994 and is situated on
         46.3 acres in the block between Makaala Street and Puainako Street and Ohuoho Street and Kanoelehua Avenue (State Highway 11) in Hilo, Hawaii.

     o The Prince Kuhio Plaza Borrower, at its sole cost and expense, is required to keep the Prince Kuhio Plaza Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Prince Kuhio Plaza Borrower is also required to maintain an insurance policy with coverage against loss or damage from acts of terrorism provided that such insurance (a) is commercially available and (b) can be obtained at a commercially reasonable cost, if the all risk insurance provides an exclusion for terrorism.

GROUND LEASE:

     o The Prince Kuhio Plaza Mortgaged Property is encumbered by a ground lease between the Department of Hawaiian Home Lands (the ground lessor) and the Prince Kuhio Plaza Borrower as successor or assignee of Orchid Isle Group (the ground lessee). Expiring on September 30, 2042, the ground lease is unsubordinated and thus ground lease rent is payable from the cash flow of the Prince Kuhio Plaza Mortgaged Property prior to debt service.

PROPERTY MANAGEMENT:

     o GGMI, an affiliate of the Prince Kuhio Plaza Borrower, manages the property. Headquartered in Chicago, Illinois and in business for approximately 50 years, GGMI performs day-to-day property management functions including leasing, construction management, data processing, maintenance, accounting, marketing, promotional services and security oversight for all of the GGP Company Portfolio, except two centers owned by GGP/Homart through joint ventures (i.e. 161 properties). As of December 31, 2003, GGMI also performs and receives fees for similar property management and/or leasing functions for 36 regional malls owned by unaffiliated third parties. As of January 2004, GGP reported that GGMI had management responsibility for more than 149 million square feet of retail space throughout the United States. GGMI is one of the largest third-party managers for owners of regional malls.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

     o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

     o   Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PRINCE KUHIO PLAZA
--------------------------------------------------------------------------------




                             [GRAPHIC OMITTED: MAP]

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                              104 WEST 40TH STREET
--------------------------------------------------------------------------------

                            [GRAPHIC OMITTED: LOBBY]




                       [GRAPHIC OMITTED: BUILDING FACADE]


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                              104 WEST 40TH STREET
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS

104 WEST 40TH STREET
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:     $36,500,000

 FIRST PAYMENT DATE:             April 1, 2004

 TERM/AMORTIZATION:              120/360 months

 MATURITY DATE:                  March 1, 2014

 EXPECTED MATURITY BALANCE:      $30,739,761

 BORROWING ENTITY:               104 West 40th Street Associates LLC

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout/defeasance: 117 payments
                                 Open: 3 payments

 UP-FRONT RESERVES:
   OTHER RESERVE:                $1,340,537
   TAX RESERVE:                  Yes

 ONGOING MONTHLY RESERVES:
   REPLACEMENT RESERVE:          $1,979
   TAX RESERVE:                  Yes
   TI/LC:                        $41,667

 LOCKBOX:                        Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:             $36,467,173

 CUT-OFF DATE LTV:                 75.2%

 MATURITY DATE LTV:                63.4%

 UNDERWRITTEN DSCR*:               1.24x

 MORTGAGE RATE:                    5.6838%

 *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                    Office

 PROPERTY SUB-TYPE:                CBD

 LOCATION:                         New York, NY

 YEAR BUILT/RENOVATED:             1962/NA

 UNITS:                            196,034

 CUT-OFF BALANCE PER UNIT:         $186

 OCCUPANCY AS OF 2/8/04:           96.7%

 OWNERSHIP INTEREST:               Fee

 PROPERTY MANAGEMENT:              RFR Realty LLC

 U/W NET CASH FLOW:                $3,153,101

 APPRAISED VALUE:                  $48,500,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                              104 WEST 40TH STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                  FINANCIAL INFORMATION
--------------------------------------------------------------------------------------------
                                                            ANNUALIZED
                                                           MOST RECENT        FULL YEAR
                                         UNDERWRITTEN       (10/31/03)        (12/31/02)
                                        --------------   ---------------   ---------------
 EFFECTIVE GROSS INCOME .............    $ 6,634,526       $ 6,863,489       $ 6,704,605
 TOTAL EXPENSES .....................    $ 3,153,326       $ 3,464,508       $ 2,891,026
 NET OPERATING INCOME (NOI) .........    $ 3,481,200       $ 3,398,981       $ 3,813,579
 CASH FLOW (CF) .....................    $ 3,153,101       $ 3,398,981       $ 3,813,579
 DSCR ON NOI ........................           1.37x             1.34x             1.50x
 DSCR ON CF .........................           1.24x             1.34x             1.50x
--------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                             TENANT INFORMATION
------------------------------------------------------------------------------------------------------------------------------
                                 RATINGS          TENANT                             POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS+                   S&P/MOODY'S       TOTAL SF   % TOTAL SF   RENT PSF       RENT          RENT       EXPIRATION
------------------------- --------------------- ---------- ------------ ---------- ------------- ------------- -------------
 Springs Industries .....         WR/Ba2          86,834       43.87%   $ 28.58     $2,481,348        38.62%     8/31/2009
 National Geographic.....  Not Rated/Not Rated    12,590        6.36%   $ 46.00     $  579,140         9.01%    12/31/2010
 Molod Spitz &
  DeSantis ..............  Not Rated/Not Rated    11,558        5.84%   $ 40.00     $  462,320         7.20%    12/31/2010
                                                  ------       -----                ----------        -----
 Totals .................                        110,982       56.07%               $3,522,808        54.83%
------------------------------------------------------------------------------------------------------------------------------


+ Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

-----------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------

                             NUMBER OF        EXPIRING      % TOTAL      CUMULATIVE     CUMULATIVE
YEAR OF EXPIRATION++      EXPIRING LEASES        SF            SF         TOTAL SF      % TOTAL SF
----------------------   -----------------   ----------   -----------   ------------   -----------
 2004 ................            4             6,630          3.35%         6,630          3.35%
 2005 ................            1             3,416          1.73%        10,046          5.08%
 2006 ................            2            12,925          6.53%        22,971         11.61%
 2007 ................            1             2,627          1.33%        25,598         12.93%
 2009 ................            4           100,150         50.60%       125,748         63.53%
 2010 ................            3            30,443         15.38%       156,191         78.92%
 2011 ................            3            16,990          8.58%       173,181         87.50%
 2013 ................            1             6,719          3.39%       179,900         90.89%
 2014 ................            1             4,606          2.33%       184,506         93.22%
 2020 ................            1             4,300          2.17%       188,806         95.39%
 Vacant ..............                          9,117          4.61%       197,923        100.00%
                                  -           -------        ------
 Total ...............           21           197,923        100.00%
-----------------------------------------------------------------------------------------------------

++    Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                              104 WEST 40TH STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
o The subject property is 96.7% leased by eighteen office tenants at an average lease rate of $32/square foot and two retail tenants at an average lease rate of $61/square foot. The three largest tenants, representing 56.1% of total net rentable area, are:

     o Springs Industries (Ba2 by Moody's), a home furnishings and apparel manufacturer, occupies 86,834 square feet (43.9%) on a ten-year lease expiring in August 2009 with one five-year renewal option. The company was the original owner of the subject property until 1999 when the property was sold to RFR, the borrower sponsor, in a sale/leaseback transaction. Founded in 1887 with headquarters in Ft. Mill, SC, Springs Industries supplies retailers with a line of coordinated home furnishings. Since its founding, the company has grown from a single mill to a company with approximately 40 manufacturing facilities in 12 U.S. states, Canada and Mexico. Springs Industries employs about 17,000 people, led by Chairman and CEO Crandall Bowles, fifth generation of the Springs family to lead the private company. The subject building serves as showroom space and general office space for Springs Industries in Manhattan.

     o National Geographic (Not Rated), a global scientific and educational institution, occupies 12,590 square feet (6.4%) on a ten-year lease expiring in December 2010 with no renewal options. The subject location serves as general office space.

     o Molod Spitz & Dessantis (Not Rated), a law firm, occupies 11,558 square feet (5.9%) on a ten-year lease expiring in December 2010. With 15 attorneys, the firm focuses on civil litigation. The subject location serves as the headquarters for the firm.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o The 104 West 40th Street Mortgage Loan is secured by a first mortgage on a 20-story, 197,923 square foot office building (the "Springs Building") located between Sixth Avenue and Broadway in Midtown Manhattan in New York City.

THE BORROWER:

o The borrower, 104 West 40th Street Associates LLC (the "104 West 40th Street Borrower"), is a single-purpose, bankruptcy-remote entity which pursuant to its' organizational documents is required to have at least one independent manager. At loan closing, the borrower's legal counsel delivered a non-consolidation opinion. 830 Third Avenue Associates, L.P., a New York limited partnership, owns 100% of the 104 West 40th Street Borrower as its sole member. The borrower sponsor is RFR, a privately held, Manhattan-based, real estate investment, development and management company owned by Aby Rosen and Michael Fuchs, the borrower principals. The Rosen and Fuchs families, from Frankfurt, Germany, have been involved in real estate investment and development throughout Europe for the past 50 years. RFR established its operation in the United States in 1991 and through various affiliates, presently controls approximately five million square feet of office and retail space plus approximately 2,500 luxury residential apartments.

THE PROPERTY:

o The collateral for the Mortgage Loan consists of the fee simple interest in one 20-story central business district office building totaling 197,923 square feet. Built in 1962 and situated on a 0.3-acre site, the property was acquired by RFR, the borrower sponsor, in a sale/leaseback transaction in 1999.

     The 104 West 40th Street Borrower, at its sole cost and expense, is required to keep the 104 West 40th Street Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy without an exclusion for acts of terrorism or similar acts of sabotage

PROPERTY MANAGEMENT:

o    RFR Realty LLC, an affiliate of the borrower, manages the property.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                              104 WEST 40TH STREET
--------------------------------------------------------------------------------



                             [GRAPHIC OMITTED: MAP]

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                              EVERGREEN PORTFOLIO C
--------------------------------------------------------------------------------


                       [GRAPHIC OMITTED: BUILDING FACADE]

                        2155 Iron Point Road, Folsom, CA



                       [GRAPHIC OMITTED: BUILDING FACADE]

                  11120 International Drive, Rancho Cordova, CA


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                             EVERGREEN PORTFOLIO C
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS


EVERGREEN PORTFOLIO C
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:     $32,600,000

 FIRST PAYMENT DATE:             December 1, 2003

 TERM/AMORTIZATION:              84/360 months

 MATURITY DATE:                  November 1, 2010

 EXPECTED MATURITY BALANCE:      $29,255,331

 BORROWING ENTITIES:             KAIS, LLC and CAFT, LLC

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout/defeasance: 83 payments
                                 Open: 1 payment

 UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:        Yes
   REPLACEMENT RESERVE:          $1,127
   TI/LC RESERVE:                $1,000,000

 ONGOING RESERVES:
   TAX/INSURANCE RESERVE:        Yes
   REPLACEMENT RESERVE:          $1,127
   TI/LC RESERVE:                Springing(1)
 LOCKBOX:                        Soft
--------------------------------------------------------------------------------

1) Commencing on July 1, 2008 if one of the following occurs (i) State of California does not renew its lease for its entire leased premises prior to July 1, 2008 or (ii) another tenant acceptable to lender has not entered into one or more leases of such premises in its entirety for at least 5 years, then borrower is required to deposit $125,000/month into a reserve that is capped at $1,000,000.


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:             $32,432,442

 CUT-OFF DATE LTV:                 73.2%

 MATURITY DATE LTV:                66.0%

 UNDERWRITTEN DSCR*:               1.55x

 MORTGAGE RATE:                    5.57%

 *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                 Office

 PROPERTY SUB-TYPE:             Urban

 LOCATION:
   2155 IRON POINT ROAD:        Folsom, CA
   11120 INTERNATIONAL DRIVE:   Rancho Cordova, CA

 YEAR BUILT/RENOVATED:
   2155 IRON POINT ROAD:        2002/NA
   11120 INTERNATIONAL DRIVE:   1999/NA

 NET RENTABLE SQUARE FEET:      211,527

 CUT-OFF BALANCE PER SF:        $153

 OCCUPANCY AS OF 10/6/03:       100.0%
   2155 IRON POINT ROAD:        100.0%
   11120 INTERNATIONAL DRIVE:   100.0%

 OWNERSHIP INTEREST:            Fee

 PROPERTY MANAGEMENT:           Evergreen Management Company, LLC

 U/W NET CASH FLOW:             $ 3,463,090

 APPRAISED VALUE:               $44,300,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                             EVERGREEN PORTFOLIO C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------------

                                                       ANNUALIZED
                                                       MOST RECENT     FULL YEAR
                                       UNDERWRITTEN   (06/01/2003)    (12/31/2002)
                                      -------------- -------------- ---------------
 Effective Gross Income .............  $ 4,388,160    $ 4,383,138     $ 3,230,277
 Total Expenses .....................  $   727,274    $   664,120     $   451,437
 Net Operating Income (NOI) .........  $ 3,660,887    $ 3,719,018     $ 2,778,840
 Cash Flow (CF) .....................  $ 3,463,090    $ 3,719,018     $ 2,778,840
 DSCR on NOI ........................         1.64x          1.66x           1.24x
 DSCR on CF .........................         1.55x          1.66x           1.24x
--------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                            TENANT INFORMATION
----------------------------------------------------------------------------------------------------------------------------------
                                                     2155 IRON POINT ROAD**
                                                     ----------------------
                                      RATINGS            TOTAL        % OF                POTENTIAL     % POTENTIAL      LEASE
TOP TENANTS                         S&P/MOODY'S        TENANT SF    TOTAL SF    RENT PSF       RENT          RENT      EXPIRATION
-----------------------------  ---------------------  -----------  ----------  ---------- ------------- ------------- -----------
 Kaiser Foundation Health
  Plan, Inc.* ...............   Not Rated/Not Rated   121,378         100.0%    $ 16.70    $2,026,812        100.0%   6/30/2017
----------------------------------------------------------------------------------------------------------------------------------

* The ratings for Kaiser Foundation Health Plan, Inc. are the ratings of their parent company, Kaiser Permanente which is rated "A" by Fitch.

** Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

------------------------------------------------------------------------------------------------------------------------
                                                            TENANT INFORMATION
------------------------------------------------------------------------------------------------------------------------
                                                        11120 INTERNATIONAL DRIVE**
                                                        ---------------------------
                                   RATINGS       TOTAL       % OF               POTENTIAL     % POTENTIAL      LEASE
TOP TENANTS                      S&P/MOODY'S   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
------------------------------- ------------- ----------- ---------- ---------- ------------- ------------- -----------
 State of California* .........    BBB/Baa1   90,149         100.0%   $ 20.21    $1,822,212        99.7%    6/30/2009
------------------------------------------------------------------------------------------------------------------------

* The State of California has a one-time termination option on their lease on 1/1/2005 with six months notice.

** Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

-----------------------------------------------------------------------------------------------
                                      LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------
                                        2155 IRON POINT ROAD
                                        --------------------
                            # OF        EXPIRING   % OF TOTAL   CUMULATIVE    CUMULATIVE
YEAR OF EXPIRATION    LEASES EXPIRING      SF          SF        TOTAL SF    % OF TOTAL SF
-------------------- ----------------- ---------- ------------ ------------ --------------
 2017 ..............            1       121,378       100.0%   121,378           100.0%
 Vacant ............                         --         0.0%   121,378           100.0%
                                -       -------       -----    -------           -----
 TOTAL .............            1       121,378       100.0%   121,378           100.0%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                      LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------
                                     11120 INTERNATIONAL DRIVE
                                     -------------------------
                            # OF        EXPIRING   % OF TOTAL   CUMULATIVE    CUMULATIVE
YEAR OF EXPIRATION    LEASES EXPIRING      SF          SF        TOTAL SF    % OF TOTAL SF
-------------------- ----------------- ---------- ------------ ------------ --------------
 2009 ..............          1          90,149       100.0%   90,149            100.0%
 Vacant ............                         --         0.0%   90,149            100.0%
                              -          ------       -----    ------            -----
 TOTAL .............          1          90,149       100.0%   90,149            100.0%
-----------------------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                             EVERGREEN PORTFOLIO C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
2155 IRON POINT ROAD

o Kaiser Foundation Health Plan, Inc., a subsidiary of Kaiser Permanente (Rated "A" by Fitch) occupies 100% of a 121,378 square foot office building on a lease expiring in June 2017 with four 5-year extensions at market rent. Kaiser Permanente, founded in 1945, is a non-profit, group-practice health maintenance organization (HMO) with headquarters in Oakland, California. Kaiser Permanente serves the health care needs of more than 8 million members in 9 states and the District of Columbia. Today, it encompasses Kaiser Foundation Health Plan, Inc., Kaiser Foundation Hospitals, and the Permanente Medical Groups, and is affiliated with Group Health Cooperative based in Seattle, Washington. As of December 31, 2003, Kaiser Permanente had 11,000 physicians, 431 medical offices, and 30 medical centers in the United States.

11120 INTERNATIONAL DRIVE

o State of California (Implied Rating of "BBB" by S&P and "Baa1" by Moody's) occupies 100% of a 90,149 square foot office building on a lease expiring in June 2009. The department occupying the property is a newly-formed, joint-venture between the Franchise Tax Board and the Child Services Division aimed at identifying and collecting unpaid child support payments owed to families. The State of California has a one-time termination option effective January 1, 2005 subject to six months notice on July 1, 2004. The loan is structured with an upfront TI/LC reserves of $1,000,000.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o The Evergreen Portfolio C loan is secured by a first mortgage on a two Class "B" office buildings containing a total of 211,527 square feet and located in Folsom (2155 Iron Point Road) and Rancho Cordova (11120 International Drive), California. The properties were purchased by the borrower in October 2003 for approximately $44.6 million, resulting in a loan-to-cost ratio of 73.0% and cash equity of $12.0 million (27.0%).

THE BORROWER:

o The borrowers, CAFT, LLC and KAIS, LLC, are both single-purpose, bankruptcy-remote entities with at least two independent directors for which borrowers' legal counsel delivered a non-consolidation opinion at loan closing. The borrowers are 50% owned and controlled by the GFW Trust, an entity controlled by and created for the benefit of the Wehba family. The Managing Members of the borrowers are Chad W. Wehba and C. Frederick Wehba II.

o The sponsors of the borrowers, Chad W. Wehba and C. Frederick Wehba II, are the President and COO, respectively, of Bentley Forbes. Bentley Forbes is a national privately held real estate investment firm with over $1 billion of transactions completed by its principals throughout the United States since 1993. Bentley Forbes' current portfolio includes 36 properties totaling 5.5 million square feet, and generates approximately $50 million of annual NOI.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                             EVERGREEN PORTFOLIO C
--------------------------------------------------------------------------------

THE PROPERTY:

o The security for the loan consists of two single tenant office buildings located in the Sacramento MSA.

o The 2155 Iron Point Road is a 1-building, 3-story, Class "B" office building containing 121,378 square feet on a 11.280-acre parcel of land. The property was constructed in 2002 and is 100% occupied by Kaiser Foundation Health Plan, Inc. The property is located in Folsom, California, on the north side of U.S. Highway 50, west of the East Bidwell Exit. The property includes 580 parking spaces (4.78 spaces per 1,000 SF).

o The 11120 International Drive property consists of 1-building, 2-story, Class "B" office building containing 90,149 square feet on a 6.543-acre parcel of land. The property was constructed in 1999 and is 100% occupied by the State of California. The property is located in Rancho Cordova, California with U.S. Highway 50 to the north, International Drive to the south, Sunrise Boulevard to the east, and Mather Field Road to the west. The property includes 413 parking spaces (4.58 spaces per 1,000 SF).

o According to a market study by CB Richard Ellis, dated 4th Quarter 2003, the Sacramento metropolitan area has approximately 43.0 million square feet of existing office inventory, up approximately 13% from an inventory of
     38.2 million square feet at the end of 2000. 2155 Iron Point Road is located in the Folsom submarket, which is comprised of just under 2.0 million square feet of office space with average asking rents of $21.00psf vs. $16.70psf at the Mortgaged Property. 11120 International Drive is located in the Highway 50 Corridor submarket, which is comprised of approximately 10.5 million square feet of office space with average asking rents of $19.80psf vs. $20.21psf at the Mortgaged Property.

PROPERTY MANAGEMENT:

o The properties are managed by Evergreen Management Company, LLC. Evergreen Management Company (EMC) is a development and property management company established in 1983. Since being established, EMC has developed in excess of 4.4 million square feet of office and retail space (including the Mortgaged Properties), and, in addition, currently has 330,000 square feet under construction. EMC currently manages 27 properties (41 buildings) totaling in excess of 2.4 million square feet with office buildings making up 89% of the total square footage.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o Each Borrowers' parent is a co-borrower with three other affiliated entities on $45,200,000 of mezzanine debt. The mezzanine debt, which is allocated among the Mortgaged Properties as well as seven other properties that are not part of the collateral, is subject to an intercreditor agreement and is not secured by the Mortgaged Properties. The Mezzanine lender may not exercise enforcement actions under the intercreditor agreement without confirmation from the rating agencies that such enforcement would not cause the downgrade of the ratings of the certificates.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.

RELEASE OR SUBSTITUTION OF PROPERTY:

o The borrower is permitted to defease the 11120 International Drive property subject to, among other things, (1) 125% of the allocated loan amount is defeased, (2) after the defeasance, the debt service coverage ratio for the mortgaged property for the prior 12 month period is equal to or greater than the debt-service coverage ratio as of the origination of the date of the mortgage loan or the date immediately preceding the defeasance; (3) after the defeasance, the loan to value ratio for the property remaining is no greater than 75%, and (4) written confirmation from each rating agency that the release would not result in a downgrade of any of the then current rating of any certificate.

o The borrower is permitted to obtain a release of the 11120 International Drive property from the related mortgage lien by substituting another property of like kind and quality owned or acquired by the borrower, subject to, among other things: 1) confirmation from each rating agency that the substitution will not result in a downgrade of any of the then current ratings of any certificate; 2) the fair market value of the substitute property is not less than 105% of the value of the substituted property; and 3) the debt service coverage ratio for the new mortgaged properties is equal to or greater than the debt-service coverage ratio as of the origination date or the date immediately preceding the substitution.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                             EVERGREEN PORTFOLIO C
--------------------------------------------------------------------------------




                             [GRAPHIC OMITTED: MAP]

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                       MHC PORTFOLIO - WATERFORD ESTATES
--------------------------------------------------------------------------------


                   [GRAPHIC OMITTED: NEIGHBORHOOD RESIDENCES]


                   [GRAPHIC OMITTED: NEIGHBORHOOD RESIDENCES]


                   [GRAPHIC OMITTED: PARK]


                   [GRAPHIC OMITTED: NEIGHBORHOOD RESIDENCES]


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                       MHC PORTFOLIO -- WATERFORD ESTATES
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS


MHC PORTFOLIO -- WATERFORD ESTATES
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $30,953,930

 FIRST PAYMENT DATE:           December 1, 2003

 TERM/AMORTIZATION:            144/360 months

 IO PERIOD:                    36 months

 MATURITY DATE:                November 1, 2015

 EXPECTED MATURITY BALANCE:    $27,126,127

 BORROWING ENTITY:             MHC Waterford Estates, LLC

 INTEREST CALCULATION:         Actual/360

 CALL PROTECTION:              Lockout/defeasance: 141 payments
                               Open: 3 payments

 LOCKBOX:                      Soft
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:         $30,953,930

 CUT-OFF DATE LTV:             79.8%

 MATURITY DATE LTV:            69.9%

 UNDERWRITTEN DSCR*:           1.20x

 MORTGAGE RATE:                6.327%

 *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                Manufactured Housing Communities

 PROPERTY SUB-TYPE:            Manufactured Housing Communities

 LOCATION:                     Bear, DE

 YEAR BUILT/RENOVATED:         1988/1997

 NET RENTABLE UNITS:           731

 CUT-OFF BALANCE PER UNIT:     $42,345

 OCCUPANCY AS OF 12/16/03:     95.4%

 OWNERSHIP INTEREST:           Fee

 PROPERTY MANAGEMENT:          MHC Operating Limited Partnership

 U/W NET CASH FLOW:            $2,766,910

 APPRAISED VALUE:              $38,800,000
--------------------------------------------------------------------------------
(1)   Information based on 2003 data.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                       MHC PORTFOLIO -- WATERFORD ESTATES
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                FINANCIAL INFORMATION
---------------------------------------------------------------------------------------
                                                        ANNUALIZED
                                                       MOST RECENT      FULL YEAR
                                       UNDERWRITTEN     (9/30/03)       (12/31/02)
                                      -------------- --------------- ---------------
 EFFECTIVE GROSS INCOME .............  $ 3,835,291     $ 3,701,859     $ 3,607,317
 TOTAL EXPENSES .....................  $ 1,031,831     $   891,043     $   984,710
 NET OPERATING INCOME (NOI) .........  $ 2,803,460     $ 2,810,816     $ 2,622,607
 CASH FLOW (CF) .....................  $ 2,766,910     $ 2,810,816     $ 2,622,607
 DSCR ON NOI ........................         1.22x           1.22x           1.14x
 DSCR ON CF .........................         1.20x           1.22x           1.14x
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOANS:

o The "MHC Portfolio Loans" consist of the following Mortgage Loans which are secured by manufactured housing community properties (each an "MHC Portfolio Property") and are owned by affiliates of Manufactured Home Communities, Inc. ("MHC"): the "MHC Portfolio -- Waterford Estates Loan", "MHC Portfolio -- Lake Fairways Country Club Loan", "MHC Portfolio -- The Lakes at Countrywood Loan", and "MHC Portfolio -- The Meadows at Countrywood Loan". The MHC Portfolio -- Waterford Estates Loan is secured by a first mortgage on a 731-pad manufactured housing community located in Bear, New Castle County, Delaware and has a Cut-off Date Balance of $30,953,930. The MHC Portfolio -- Lake Fairways Country Club is secured by a first mortgage on an 896-pad manufactured housing community located in North Fort Myers, Florida and has a Cut-off Date Balance of $30,460,183. The MHC Portfolio -- The Meadows at Countrywood Loan is secured by a first mortgage on a 736-pad manufactured housing community located in Plant City, Florida and has a Cut-off Date Balance of $18,292,718. The MHC Portfolio -- The Lakes at Countrywood Loan is secured by a first mortgage on a 423-pad manufactured housing community located in Plant City, Florida and has a Cut-off Date Balance of $9,722,325. In addition, the MHC Portfolio Loans also consists of the "MHC Portfolio -- Sweetbriar Loan" which has a Cut-off Date Balance of $3,040,000. For purposes of each of the descriptions in this section, references to the "MHC Portfolio Loans" will not include the MHC Portfolio -- Sweetbriar Loan.

o The MHC Portfolio -- The Lakes at Countrywood Loan is cross-collateralized and cross-defaulted with the MHC Portfolio -- The Meadows at Countrywood Loan. None of the other MHC Portfolio Loans are either cross-collateralized and/or cross-defaulted.

THE BORROWERS:

o Each of the loans in the MHC Portfolio feature separate borrowers (collectively, the "MHC Portfolio Borrowers"). Each MHC Portfolio Borrower is a Delaware limited liability company that is a single-purpose, bankruptcy-remote entity and features at least one independent director. In addition, each MHC Portfolio Borrower's legal counsel delivered a non-consolidation opinion at the closing of the related MHC Portfolio Loan.

o MHC Operating Limited Partnership, an Illinois limited partnership ("MHCOLP"), owns 100% of each the MHC Portfolio Borrowers as its sole member except with respect to the MHC Portfolio -- The Meadows at Countrywood Loan which features two borrowers and for which MHCOLP owns 100% of one of the related borrowers as its sole member and MHC Financing Limited Partnership Two, a Delaware limited partnership owns the other related borrower 100% as its sole member.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                       MHC PORTFOLIO -- WATERFORD ESTATES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
o The borrower principal for each of the MHC Portfolio Borrowers is MHC. Operating as a publicly traded (NYSE: "MHC"), self-administered and self-managed real estate investment trust with headquarters in Chicago, Illinois and regional offices in Florida, Colorado, Arizona and California, MHC is a fully integrated company that owns and operates manufactured home communities ("MHC Communities") and park model communities ("MHC Resorts") (collectively known as "MHC Properties"). As of December 31, 2003, MHC owned or had an ownership interest in a portfolio of approximately 142 MHC Communities and MHC Resorts located throughout the United States containing 51,715 residential sites. The MHC Properties are located in approximately 19 states. For the year ended December 31, 2003, MHC had an approximate total revenue of $271 million and an approximate net income of $27 million. As of December 31, 2003, the company had liquidity of approximately $326 million, total assets of approximately $1.5 billion, and stockholders' equity of approximately $6 million.

THE PROPERTIES:

o The collateral for each MHC Portfolio Loan generally consists of the fee simple interest in the related MHC Portfolio Property. Each MHC Portfolio Property, other than the MHC Portfolio Property related to the MHC Portfolio -- Waterford Estates Loan which is not age qualified, is an age-qualified community requiring residents to be at least 55 years old. Each MHC Portfolio Property features certain amenities which generally include tennis courts, basketball courts, volleyball courts, swimming pools and laundry facilities. Each MHC Portfolio Property features access to water/sewer service.

o Each MHC Portfolio Borrower is generally required at its sole cost and expense to keep the related MHC Portfolio Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. Each MHC Portfolio Borrower is generally also required to reserve for three months of debt service payments under the related MHC Portfolio Loan upon the occurrence of an act of terror in which the related MHC Portfolio Loan is involved.

PROPERTY MANAGEMENT:

o MHCOLP manages each MHC Portfolio Property. Founded in 1969 and headquartered in Chicago, Illinois, MHCOLP currently manages a portfolio of approximately 142 manufactured home communities and resorts located throughout the United States containing approximately 51,715 residential sites. These properties are located in approximately 19 states, including seven communities located in Delaware.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                       MHC PORTFOLIO - WATERFORD ESTATES
--------------------------------------------------------------------------------



                             [GRAPHIC OMITTED: MAP]



This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                   MHC PORTFOLIO - LAKE FAIRWAYS COUNTRY CLUB
--------------------------------------------------------------------------------


      [GRAPHIC OMITTED: CLUB HOUSE]              [GRAPHIC OMITTED: CLUB HOUSE]


      [GRAPHIC OMITTED: POOL]                   [GRAPHIC OMITTED: GOLF COURSE]


                    [GRAPHIC OMITTED: COUNTRY CLUB BUILDING]


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                  MHC PORTFOLIO -- LAKE FAIRWAYS COUNTRY CLUB
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS


MHC PORTFOLIO -- LAKE FAIRWAYS COUNTRY CLUB
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $30,460,183

 FIRST PAYMENT DATE:           December 1, 2003

 TERM/AMORTIZATION:            144/360 months

 INTEREST ONLY PERIOD:         36 months

 MATURITY DATE:                November 1, 2015

 EXPECTED MATURITY BALANCE:    $26,693,437

 BORROWING ENTITY:             MHC Lake Fairways, L.L.C.

 INTEREST CALCULATION:         Actual/360

 CALL PROTECTION:              Lockout/defeasance: 141 payments
                               Open: 3 payments

 LOCKBOX:                      Soft
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:         $30,460,183

 CUT-OFF DATE LTV:             78.7%

 MATURITY DATE LTV:            69.0%

 UNDERWRITTEN DSCR*:           1.20x

 MORTGAGE RATE:                6.327%

 *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:              Manufactured Housing Communities

 PROPERTY SUB-TYPE:          Manufactured Housing Communities

 LOCATION:                   North Fort Myers, FL

 YEAR BUILT/RENOVATED:       1972/1982

 PADS:                       896

 CUT-OFF BALANCE PER UNIT:   $33,996

 OCCUPANCY AS OF 12/16/03:   99.5%

 OWNERSHIP INTEREST:         Fee

 PROPERTY MANAGEMENT:        MHC Operating Limited Partnership

 U/W NET CASH FLOW:          $2,722,704

 APPRAISED VALUE:            $38,700,000
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
---------------------------------------------------------------------------------------------
                                                            ANNUALIZED
                                                           MOST RECENT        FULL YEAR
                                         UNDERWRITTEN       (9/30/03)         (12/31/02)
                                        --------------   ---------------   ---------------
 EFFECTIVE GROSS INCOME .............    $ 4,338,919       $ 4,098,868       $ 4,206,776
 TOTAL EXPENSES .....................    $ 1,571,415       $ 1,447,929       $ 1,455,987
 NET OPERATING INCOME (NOI) .........    $ 2,767,504       $ 2,874,680       $ 2,750,787
 CASH FLOW (CF) .....................    $ 2,722,704       $ 2,874,680       $ 2,750,787
 DSCR ON NOI ........................           1.22x             1.27x             1.21x
 DSCR ON CF .........................           1.20x             1.27x             1.21x
---------------------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                   MHC PORTFOLIO - LAKE FAIRWAYS COUNTRY CLUB
--------------------------------------------------------------------------------


                             [GRAPHIC OMITTED: MAP]

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                   MHC PORTFOLIO - THE MEADOWS AT COUNTRYWOOD
--------------------------------------------------------------------------------


           [GRAPHIC OMITTED:                          [GRAPHIC OMITTED:
         NEIGHBORHOOD ENTRANCE]                     NEIGHBORHOOD BUILDING]


[GRAPHIC OMITTED: NEIGHBORHOOD RESIDENCES]         [GRAPHIC OMITTED: POOL]


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                  MHC PORTFOLIO -- THE MEADOWS AT COUNTRYWOOD
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS


MHC PORTFOLIO -- THE MEADOWS AT COUNTRYWOOD
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $18,292,718

 FIRST PAYMENT DATE:           December 1, 2003

 TERM/AMORTIZATION:            84/360 months

 INTEREST ONLY PERIOD:         12 months

 MATURITY DATE:                November 1, 2010

 EXPECTED MATURITY BALANCE:    $16,772,074

 BORROWING ENTITY:             MHC The Meadows at Countrywood, L.L.C. and
                               CW Utility Systems, L.L.C.

 INTEREST CALCULATION:         Actual/360

 CALL PROTECTION:              Lockout/defeasance: 81 Payments
                               Open: 3 Payments

 LOCKBOX:                      Soft
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:         $18,292,718

 CUT-OFF DATE LTV:             79.5%

 MATURITY DATE LTV:            72.9%

 UNDERWRITTEN DSCR*:           1.25x

 MORTGAGE RATE:                5.715%

  *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:              Manufactured Housing Communities

 PROPERTY SUB-TYPE:          Manufactured Housing Communities

 LOCATION:                   Plant City, FL

 YEAR BUILT/RENOVATED:       1986/NA

 PADS:                       736

 CUT-OFF BALANCE PER SF:     $24,854

 OCCUPANCY AS OF 12/16/03:   98.4%

 OWNERSHIP INTEREST:         Fee

 PROPERTY MANAGEMENT:        MHC Operating Limited Partnership

 U/W NET CASH FLOW:          $1,595,173

 APPRAISED VALUE:            $23,000,000
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                        FINANCIAL INFORMATION
---------------------------------------------------------------------------------------------
                                                            ANNUALIZED
                                                           MOST RECENT        FULL YEAR
                                         UNDERWRITTEN       (9/30/03)         (12/31/02)
                                        --------------   ---------------   ---------------
 EFFECTIVE GROSS INCOME .............    $ 2,710,318       $ 2,859,541       $ 2,788,596
 TOTAL EXPENSES .....................    $ 1,078,345       $   812,253       $   980,673
 NET OPERATING INCOME (NOI) .........    $ 1,631,973       $ 2,047,288       $ 1,807,923
 CASH FLOW (CF) .....................    $ 1,595,173       $ 2,047,288       $ 1,807,923
 DSCR ON NOI ........................           1.28x             1.60x             1.42x
 DSCR ON CF .........................           1.25x             1.60x             1.42x
---------------------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                  MHC PORTFOLIOS - THE MEADOWS AT COUNTRYWOOD
--------------------------------------------------------------------------------



                             [GRAPHIC OMITTED: MAP]


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                    MHC PORTFOLIO - THE LAKES AT COUNTRYWOOD
--------------------------------------------------------------------------------


                   [GRAPHIC OMITTED: NEIGHBORHOOD RESIDENCES]




                             [GRAPHIC OMITTED: POOL]




                    [GRAPHIC OMITTED: NEIGHBORHOOD ENTRANCE]


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                   MHC PORTFOLIO -- THE LAKES AT COUNTRYWOOD
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS


MHC PORTFOLIO -- THE LAKES AT COUNTRYWOOD

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $9,722,325

 FIRST PAYMENT DATE:           December 1, 2003

 TERM/AMORTIZATION:            84/360 months

 INTEREST ONLY PERIOD:         12 months

 MATURITY DATE:                November 1, 2010

 EXPECTED MATURITY BALANCE:    $8,914,123

 BORROWING ENTITY:             MHC Golden Lakes, L.L.C.

 INTEREST CALCULATION:         Actual/360

 CALL PROTECTION:              Lockout/defeasance: 81 payments
                               Open: 3 payments

 LOCKBOX:                      Soft
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:         $9,722,325

 CUT-OFF DATE LTV:             79.0%

 MATURITY DATE LTV:            72.5%

 UNDERWRITTEN DSCR*:           1.20x

 MORTGAGE RATE:                5.715%

 *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                Manufactured Housing
                               Communities

 PROPERTY SUB-TYPE:            Manufactured Housing
                               Communities

 LOCATION:                     Plant City, FL

 YEAR BUILT/RENOVATED:         1986/NA

 PADS:                         423

 CUT-OFF BALANCE PER UNIT:     $22,984

 OCCUPANCY AS OF 12/16/03:     93.6%

 OWNERSHIP INTEREST:           Fee

 PROPERTY MANAGEMENT:          MHC Operating Limited Partnership

 U/W NET CASH FLOW:            $814,364

 APPRAISED VALUE:              $12,300,000
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                 FINANCIAL INFORMATION
------------------------------------------------------------------------------------------------
                                                            ANNUALIZED
                                                           MOST RECENT        FULL YEAR
                                         UNDERWRITTEN       (9/30/03)         (12/31/02)
                                        --------------   ---------------   ---------------
 EFFECTIVE GROSS INCOME .............    $ 1,451,534       $ 1,258,256       $ 1,412,882
 TOTAL EXPENSES .....................    $   616,020       $   479,311       $   547,708
 NET OPERATING INCOME (NOI) .........    $   835,514       $   948,735       $   865,174
 CASH FLOW (CF) .....................    $   814,364       $   948,735       $   865,174
 DSCR ON NOI ........................           1.23x             1.40x             1.28x
 DSCR ON CF .........................           1.20x             1.40x             1.28x
------------------------------------------------------------------------------------------------


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                    MHC PORTFOLIO - THE LAKES AT COUNTRYWOOD
--------------------------------------------------------------------------------



                             [GRAPHIC OMITTED: MAP]

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 1995 BROADWAY
--------------------------------------------------------------------------------




                       [GRAPHIC OMITTED: BUILDING FACADE]





This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 1995 BROADWAY
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS


1995 BROADWAY
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:     $28,000,000

 FIRST PAYMENT DATE:             February 1, 2004

 TERM/AMORTIZATION:              120/360 months

 MATURITY DATE:                  January 1, 2014

 EXPECTED MATURITY BALANCE:      $23,673,409

 BORROWING ENTITY:               1995 CAM LLC

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout/defeasance: 117 payments
                                 Open: 3 payments

 UP-FRONT RESERVES:
   TAX RESERVE:                  Yes
   TI/LC RESERVE:                $700,000
   IMMEDIATE REPAIR RESERVE:     $3,750

 ONGOING MONTHLY RESERVES:
   TAX RESERVE:                  Yes
   REPLACEMENT RESERVE:          $3,162

 LOCKBOX:                        Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:          $27,917,752

 CUT-OFF DATE LTV:              79.8%

 MATURITY DATE LTV:             67.6%

 UNDERWRITTEN DSCR*:            1.31x

 MORTGAGE RATE:                 5.830%

 * DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                Office

 PROPERTY SUB-TYPE:            CBD

 LOCATION:                     New York, NY

 YEAR BUILT/RENOVATED:         1974/1997

 NET RENTABLE SQUARE FEET:     95,290

 CUT-OFF BALANCE PER SF:       $293

 OCCUPANCY AS OF 11/3/03:      92.6%

 OWNERSHIP INTEREST:           Fee

 PROPERTY MANAGEMENT:          Cammeby's Management Company LLC

 U/W NET CASH FLOW:            $2,595,033

 APPRAISED VALUE:              $35,000,000
--------------------------------------------------------------------------------


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 1995 BROADWAY
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
---------------------------------------------------------------------------------------------
                                                            ANNUALIZED
                                                           MOST RECENT        FULL YEAR
                                         UNDERWRITTEN       (9/30/03)         (12/31/02)
                                        --------------   ---------------   ---------------
 EFFECTIVE GROSS INCOME .............    $ 4,855,471       $ 4,972,939       $ 4,445,258
 TOTAL EXPENSES .....................    $ 2,059,402       $ 2,164,077       $ 1,918,139
 NET OPERATING INCOME (NOI) .........    $ 2,796,069       $ 2,808,861       $ 2,527,119
 CASH FLOW (CF) .....................    $ 2,595,033       $ 2,808,861       $ 2,306,572
 DSCR ON NOI ........................           1.41x             1.42x             1.28x
 DSCR ON CF .........................           1.31x             1.42x             1.17x
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                 TENANT INFORMATION
-------------------------------------------------------------------------------------------------
                                        RATINGS          TENANT     % TOTAL
TOP TENANTS+                          S&P/MOODY'S       TOTAL SF       SF
-------------------------------- --------------------- ---------- -----------
 Millenium Partners ............  Not Rated/Not Rated    16,565       17.10%
 Associated Press ..............  Not Rated/Not Rated    12,300       12.69%
 Commerce Bank .................         A--/A2           8,125        8.39%
 Leroy Adventures Inc. .........  Not Rated/Not Rated     6,285        6.49%
 Virage Ing. ...................  Not Rated/Not Rated     5,200        5.37%
                                                         ------       -----
 TOTALS ........................                         48,475       50.03%

                                              POTENTIAL    % POTENTIAL       LEASE
TOP TENANTS+                      RENT PSF       RENT          RENT      EXPIRATION(++)
-------------------------------- ---------- ------------- ------------- ---------------
 Millenium Partners ............ $ 34.50     $  571,488        12.57%       5/31/2004
 Associated Press .............. $ 44.46     $  546,828        12.02%       8/31/2004
 Commerce Bank ................. $ 98.82     $  802,941        17.66%       2/28/2018
 Leroy Adventures Inc. ......... $ 43.70     $  274,634         6.04%      12/31/2009
 Virage Ing. ................... $ 41.52     $  215,923         4.75%       3/31/2005
                                             ----------        -----
 TOTALS ........................             $2,411,814        53.04%
-------------------------------------------------------------------------------------------------

+ Information obtained from Underwritten Rent Roll except for Ratings (S&P/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

++ Bank of America has been advised that upon expiration of Millenium Partners' lease in May 2004, Millenium Partners will vacate part of its space and renew for approximately 9,700 square feet. The Associated Press tenant has also indicated that upon expiration of its lease in August 2004 it will vacate its space. In addition, another tenant recently vacated approximately 2,645 square feet prior to its lease expiration in May 2005. An existing tenant may take approximately 5,000 square feet of such vacated space. However, if neither such space nor other vacated space is leased, approximately 27,500 square feet will be vacant and debt service coverage will be adversely affected.

---------------------------------------------------------------------------------------------
                                 LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------
                           NUMBER OF      EXPIRING    % TOTAL    CUMULATIVE   CUMULATIVE
YEAR OF EXPIRATION++    LEASES EXPIRING      SF          SF       TOTAL SF    % TOTAL SF
---------------------- ----------------- ---------- ----------- ------------ -----------
 2004 ................         12          40,996       42.31%  40,996           42.31%
 2005 ................          4          14,355       14.82%  55,351           57.13%
 2007 ................          3           4,120        4.25%  59,471           61.38%
 2008 ................          1           4,100        4.23%  63,571           65.61%
 2009 ................          2           9,885       10.20%  73,456           75.81%
 2012 ................          2           7,430        7.67%  80,886           83.48%
 2015 ................          1               1        0.00%  80,887           83.48%
 2017 ................          1           2,700        2.79%  83,587           86.27%
 2018 ................          2           8,126        8.39%  91,713           94.65%
 Vacant ..............                      5,181        5.35%  96,894          100.00%
                               --          ------      ------
 TOTAL ...............         28          96,894      100.00%
---------------------------------------------------------------------------------------------

+++   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 1995 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
o The subject property is 92.6% leased by nineteen office tenants at an average lease rate of $43/square foot and one retail tenant at a lease rate of $99/square foot. The five largest tenants, representing 49.0% of total net rentable area, are:

     o Millenium Partners (Not Rated), a real estate development company, occupies 16,565 square feet (17.1%), on a ten-year lease expiring in May 2004 with no renewal options. Founded in 1989, the company's first project was the revitalization of three underutilized blocks adjacent to Lincoln Center in New York City. Millennium Partners' Lincoln Square development totals more than 1.7 million square feet and houses outstanding facilities such as the Reebok Sports Club/NY, Loews Theatres/IMAX Lincoln Square and multilevel Barnes & Noble and Tower Records stores. Other Millenium Partners' projects include The Ritz-Carlton Hotel & Residences New York (Battery Park); The Ritz-Carlton Hotel & Residences, Washington D.C.; The Ritz-Carlton Hotel & Residences, Georgetown; Four Seasons Hotel & Residences and Metreon Entertainment Center in San Francisco; Four Seasons Hotel & Tower in Miami; and The Ritz-Carlton Hotel & Towers. The subject serves as the corporate headquarters for Millenium Partners.

     o The Associated Press ("AP") (Not Rated), the oldest and largest news organization in the world, occupies 12,300 square feet (12.7%) on a five-year lease expiring in August 2004 with no renewal options. AP operates as a not-for-profit cooperative with its subscribing member organizations. The business and corporate television division, Associated Press Television News ("APTN"), the world's largest agency for the gathering, production, and support of news video, operates at the subject property. The global provider of news content for print, audio, video, and on-line, APTN distributes breaking news and production support to broadcasters throughout the world. AP took assignment of an existing lease when it acquired Worldwide Television News Corporation on September 17, 1998. The original lease commenced in April 1985 and expired in June 1995; the first extension was through August 2000, and the current modification expires in August 2004.

     o Commerce Bank, N.A. occupies 8,125 square feet (8.4%) on an over 16-year lease expiring February 2018. Founded in 1973, Commerce Bank, N.A. (NYSE: "CBH") (Rated "A-" by S&P and "A2" by Moody's) serves as the holding company for four nationally chartered bank subsidiaries, Commerce Bank, N.A. (Commerce NJ), Commerce Bank/Pennsylvania, N.A., Commerce Bank/Shore, N.A. and Commerce Bank/Delaware, N.A., as well as one state-chartered bank subsidiary, Commerce Bank/North (collectively, the Banks). The Banks, as of December 31, 2002, had over 224 full-service retail branch offices located in the states of New Jersey, Pennsylvania, Delaware and New York. For the year ended December 31, 2002, CBH had total revenues of approximately $1.0 billion and net income of approximately $144.8 million. As of September 30, 2003, the company had total assets of approximately $21.4 billion and shareholders' equity of approximately $1.2 billion. The subject property serves as a full-service retail branch office.

     o Leroy Adventures Inc. (Not Rated), a limited partner, administrator, and manager for New York's Tavern on the Green restaurant, occupies 6,285 square feet (6.8%) on a nine-year lease expiring in December 2009 with no renewal options.

     o Virage Inc. (Not Rated), a company that provides pre-packaged computer software, occupies 5,200 square feet (5.6%) on a five-year lease expiring in March 2005 with no renewal options.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 1995 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

     o The 1995 Broadway loan is secured by a first mortgage on a Class A, 17-story, 95,290 square foot office building located on the Upper West Side of Manhattan in New York City.

THE BORROWER:

     o The borrower, 1995 CAM LLC (the "1995 Broadway Borrower"), is a single-purpose, bankruptcy-remote entity with one independent director. The borrower; its sole Member, 1995 CAM Mezzanine LLC; and all other entities in the various tiers of ownership of the property are ultimately controlled by Mr. Rubin Schron (as president of the borrower and borrower principal/sponsor), with equity interests of less than 20% held by various immediate family members, other individuals/entities, and/or trusts and estates established for the benefit thereof. Mr. Schron is the founder of Cammeby's International Limited ("Cammeby's and has more than 40 years of real estate experience. The company owns, develops, operates, and manages real estate (both for its own account and in partnership with others) throughout the United States. Cammeby's headquarters and main office are located at 42 Broadway in New York City. Currently, the company also owns several projects in Manhattan including 71 Broadway and 866 Third Avenue. Other commercial holdings include 240 West 40th Street, 80-90 Maiden Lane, 65 Broadway, 220 East 42nd Street (the "News Building"), Bush Terminal/Industry City in Brooklyn, Decatur Industrial Building in Glendale, Queens, the Syosset Industrial Park, The Bloomingdale's Building in Long Island City, and The Woolworth Building in lower Manhattan.

THE PROPERTY:

     o The collateral for the Mortgage Loan consists of the fee simple interest in one 17-story central business district office building totaling 96,895 square feet. Completed in 1974, renovated in 1997, and situated on a 0.2-acre site, the property was acquired by the sponsor in phases, with the office portion, floors 2 through 18 (no 13th floor), acquired in 1997 and the first floor retail portion acquired in 2002.

     o The 1995 Broadway Borrower, at its sole cost and expense, is required to keep the 1995 Broadway Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The 1995 Broadway Borrower is also required to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

PROPERTY MANAGEMENT:

     o Cammeby's Management Company LLC, an affiliate of the borrower/borrower principal, manages the property. In business for over 40 years, Cammeby's Management Company LLC manages over 10 million square feet of commercial property and over 14,000 residential units, primarily in the greater New York Metropolitan area.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

     o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

     o Mezzanine financing shall be permitted during the term of the 1995 Broadway Mortgage Loan provided (a) it is extended by a qualified financial institution, (b) it is secured by 1995 CAM Mezzanine LLC's equity interest in the 1995 Broadway Borrower; (c) it shall be subject to the mortgagee's prior written consent and provided further that, (d) the mezzanine lender executes a subordination and intercreditor agreement satisfactory to mortgagee, (e) the aggregate principal amount of such mezzanine financing shall not exceed an amount which, when combined with the outstanding principal balance of the 1995 Broadway Mortgage Loan, has a loan-to-value ratio greater than 80% or a debt service coverage ratio less than 1.25x, each as determined by the first mortgage lender based upon its standard underwriting criteria, (f) the proceeds of such mezzanine financing shall be used to make capital contributions to the 1995 Broadway Borrower for the purpose of funding operating and/or capital expenditures related to the property and (g) the 1995 Broadway Borrower shall deliver to the first mortgagee confirmation from the rating agencies that such mezzanine financing shall not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the 1995 Broadway Mortgage Loan.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 1995 BROADWAY
--------------------------------------------------------------------------------




                             [GRAPHIC OMITTED: MAP]


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
--------------------------------------------------------------------------------


ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A to the prospectus supplement. See Annex B Multifamily Schedule to the prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex B Capital Improvement, Replacement Reserve and Escrow Accounts to the prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserves.

o CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. The mortgage pool contains four sets of cross-collateralized and cross-defaulted Mortgage Loans (the Mortgage Loans in each set are cross-collateralized and cross-defaulted with the other Mortgage Loans in that set only). Such Mortgage Loans collectively represent 4.6% of the Initial Pool Balance and are referred to as the "Cross-Collateralized Mortgage Loans." Each of the Cross-Collateralized Mortgage Loans is evidenced by a separate Mortgage Note and secured by a separate Mortgage, which Mortgage or separate cross-collateralization agreement, which may include a subordinate mortgage as the case may be, contains provisions creating the relevant partial cross-collateralization and partial cross-default arrangements.

o GROUND LEASES. Three Mortgaged Properties, which represent approximately 5.5% of the Initial Pool Balance, are secured, in whole or in part, by a Mortgage on the applicable borrower's leasehold interest in the related Mortgaged Property. Generally, either (i) the ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the related Mortgage Loan or (ii) the ground lessor has agreed to give the holder of the Mortgage Loan notice of, and has granted such holder the right to cure, any default or breach by the lessee.

o SUBORDINATE FINANCING. The Mortgage Loans generally either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the consent of the holder of the first lien prior to encumbering such property. Certain exceptions are noted below and described in the prospectus supplement. One Mortgage Loan, representing 0.4% of the Initial Pool Balance, permits additional secured subordinate debt and 1 Mortgage Loan representing 0.8% of the Initial Pool Balance permits additional unsecured debt. In addition, 5 of the Mortgage Loans, representing 17.7% of the Initial Pool Balance, permit the members of the related borrower to incur mezzanine debt under the circumstances set forth in the related loan agreement. Two of the 5 Mortgage Loans, representing 13.0% of the Initial Pool Balance, have existing mezzanine debt. See the individual loan descriptions under the heading "Description of the Mortgage Pool" in the prospectus supplement for further information regarding additional indebtedness relating to significant mortgage loans, as well as the information under "Description of the Mortgage Pool -- Additional Mortgage Loans -- Subordinate Financing" in the prospectus supplement. See also "Risk Factors -- Risks Related to the Mortgage Loans -- Subordinate Financing May Make Recovery Difficult in the Event of Loss" of the prospectus supplement.


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)